                                                                     EXHIBIT 4.2

                                                                       EXECUTION

                                    INDENTURE

                                      among

                   AEGIS ASSET BACKED SECURITIES TRUST 2006-1,
                                     Issuer

                             WELLS FARGO BANK, N.A.,
                                  Administrator

                                       and

                      DEUTSCHE BANK NATIONAL TRUST COMPANY,
                                Indenture Trustee

                           Dated as of October 1, 2006

                                TABLE OF CONTENTS

                                                                                               Page
                                                                                               ----
              ARTICLE I DEFINITIONS AND INCORPORATION BY REFERENCE

Section 1.01   Definitions..................................................................      2
Section 1.02   Incorporation by Reference of Trust Indenture Act............................      7
Section 1.03   Rules of Construction........................................................      7

                              ARTICLE II THE NOTES

Section 2.01   Form.........................................................................      8
Section 2.02   Execution, Authentication and Delivery.......................................      9
Section 2.03   Limitations on Transfer of the Notes.........................................     10
Section 2.04   Registration; Registration of Transfer and Exchange..........................     12
Section 2.05   Mutilated, Destroyed, Lost or Stolen Notes...................................     13
Section 2.06   Persons Deemed Owners........................................................     14
Section 2.07    Payment of Principal and Interest...........................................     14
Section 2.08   Cancellation.................................................................     15
Section 2.09   Release of Collateral........................................................     16
Section 2.10   Book-Entry Notes.............................................................     16
Section 2.11   Notices to Clearing Agency...................................................     17
Section 2.12   Definitive Notes.............................................................     17
Section 2.13   Tax Treatment................................................................     18

                              ARTICLE III COVENANTS

Section 3.01   Payment of Principal and Interest............................................     18
Section 3.02   Maintenance of Office or Agency..............................................     18
Section 3.03   Money for Payments to be Held in Trust.......................................     18
Section 3.04   Existence....................................................................     20
Section 3.05   Protection of Collateral.....................................................     20
Section 3.06   Opinions as to Collateral....................................................     21
Section 3.07   Performance of Obligations...................................................     21
Section 3.08   Negative Covenants...........................................................     22
Section 3.09   Annual Statement as to Compliance............................................     23
Section 3.10   Treatment of Notes as Debt for Tax Purposes..................................     23
Section 3.11   [Reserved]...................................................................     23
Section 3.12   No Other Business............................................................     23
Section 3.13   No Borrowing.................................................................     24
Section 3.14   [Reserved]...................................................................     24
Section 3.15   Guarantees, Loans, Advances and Other Liabilities............................     24
Section 3.16   Capital Expenditures.........................................................     24
Section 3.17   Removal of Administrator.....................................................     24
Section 3.18   Restricted Payments..........................................................     24
Section 3.19   Notice of Events of Default..................................................     24
Section 3.20   Further Instruments and Acts.................................................     24

Section 3.21   Covenants of the Issuer......................................................     24
Section 3.22   Representations and Warranties of the Issuer.................................     25

                      ARTICLE IV SATISFACTION AND DISCHARGE

Section 4.01   Satisfaction and Discharge of Indenture......................................     26
Section 4.02   Application of Trust Money...................................................     27
Section 4.03   Repayment of Moneys Held by Paying Agent.....................................     28
Section 4.04   Trust Money Received by Indenture Trustee....................................     28
Section 4.05   Reporting Requirements of the Commission.....................................     28

                               ARTICLE V REMEDIES

Section 5.01   Events of Default............................................................     30
Section 5.02   Acceleration of Maturity; Rescission and Annulment...........................     31
Section 5.03   Collection of Indebtedness and Suits for Enforcement by Indenture Trustee....     32
Section 5.04   Remedies; Priorities.........................................................     34
Section 5.05   Optional Preservation of the Collateral......................................     36
Section 5.06   Limitation of Suits..........................................................     36
Section 5.07   Unconditional Rights of Noteholders To Receive Principal and Interest........     37
Section 5.08   Restoration of Rights and Remedies...........................................     37
Section 5.09   Rights and Remedies Cumulative...............................................     37
Section 5.10   Delay or Omission Not a Waiver...............................................     37
Section 5.11   Control by Noteholders.......................................................     37
Section 5.12   Waiver of Past Defaults......................................................     38
Section 5.13   Undertaking for Costs........................................................     38
Section 5.14   Waiver of Stay or Extension Laws.............................................     39
Section 5.15   Action on Notes..............................................................     39
Section 5.16   Performance and Enforcement of Certain Obligations...........................     39

                        ARTICLE VI THE INDENTURE TRUSTEE

Section 6.01   Duties of Indenture Trustee..................................................     40
Section 6.02   Rights of Indenture Trustee..................................................     42
Section 6.03   Individual Rights of Indenture Trustee.......................................     42
Section 6.04   Indenture Trustee's Disclaimer...............................................     42
Section 6.05    Notice of Defaults..........................................................     42
Section 6.06   Reports by Indenture Trustee to Holders......................................     43
Section 6.07   Compensation and Indemnity...................................................     43
Section 6.08   Replacement of Indenture Trustee.............................................     43
Section 6.09   Successor Indenture Trustee by Merger........................................     44
Section 6.10   Appointment of Co-Indenture Trustee or Separate Indenture Trustee............     45
Section 6.11   Eligibility; Disqualification................................................     46
Section 6.12   Representations and Warranties...............................................     46
Section 6.13   Preferential Collection of Claims Against Issuer.............................     47

                   ARTICLE VII NOTEHOLDERS' LISTS AND REPORTS

Section 7.01   Issuer To Furnish Indenture Trustee Names and Addresses of Noteholders.......     47
Section 7.02   Preservation of Information; Communications to Noteholders...................     47
Section 7.03   Reports by Issuer............................................................     48
Section 7.04   Reports by Indenture Trustee or the Administrator on its behalf..............     48

                ARTICLE VIII ACCOUNTS, DISBURSEMENTS AND RELEASES

Section 8.01   Collection of Money..........................................................     48
Section 8.02   Trust Accounts and Certificate Distribution Account..........................     49
Section 8.03   General Provisions Regarding Accounts........................................     49
Section 8.04   Release of Collateral........................................................     49

                       ARTICLE IX SUPPLEMENTAL INDENTURES

Section 9.01   Supplemental Indentures Without Consent of Noteholders.......................     50
Section 9.02   Supplemental Indentures with Consent of Noteholders..........................     51
Section 9.03   Execution of Supplemental Indentures.........................................     52
Section 9.04   Effect of Supplemental Indenture.............................................     52
Section 9.05   Conformity with Trust Indenture Act..........................................     52
Section 9.06   Reference in Notes to Supplemental Indentures................................     52
Section 9.07   Opinion of Counsel...........................................................     53

                          ARTICLE X REDEMPTION OF NOTES

Section 10.01   Redemption..................................................................     53
Section 10.02   Form of Redemption Notice...................................................     53
Section 10.03   Notes Payable on Redemption Date............................................     54

                            ARTICLE XI MISCELLANEOUS

Section 11.01   Compliance Certificates and Opinions, etc...................................     54
Section 11.02   Form of Documents Delivered to Indenture Trustee............................     55
Section 11.03   Acts of Noteholders.........................................................     55
Section 11.04   Notices, etc., to Indenture Trustee, Issuer and Rating Agencies.............     56
Section 11.05   Notices to Noteholders; Waiver..............................................     56
Section 11.06   Conflict with Trust Indenture Act...........................................     57
Section 11.07   Effect of Headings and Table of Contents....................................     57
Section 11.08   Successors and Assigns......................................................     57
Section 11.09   Severability................................................................     57
Section 11.10   Benefits of Indenture and Consents of Noteholders...........................     57
Section 11.11   Legal Holidays..............................................................     58
Section 11.12   Governing Law...............................................................     58
Section 11.13   Counterparts................................................................     58
Section 11.14   Recording of Indenture......................................................     58
Section 11.15   Trust Obligations...........................................................     58
Section 11.16   No Petition.................................................................     59
Section 11.17   Inspection..................................................................     59
Section 11.18   Agreements of Noteholders...................................................     59

                                    EXHIBITS

EXHIBIT A     Forms of Notes
EXHIBIT B-1   Form of Rule 144A Investment Letter
EXHIBIT B-2   Form of Non-Rule 144A Investment Letter
EXHIBIT C     Form of ERISA Transfer Affidavit

     This INDENTURE, dated as of October 1, 2006, is by and among AEGIS ASSET BACKED SECURITIES TRUST 2006-1, a Delaware statutory trust (the "Issuer"), WELLS FARGO BANK, N.A., a national banking association, as administrator (the "Administrator"), and DEUTSCHE BANK NATIONAL TRUST COMPANY, a national banking association, as indenture trustee and not in its individual capacity (the "Indenture Trustee").

     Each party agrees as follows for the benefit of the other party and for the equal and ratable benefit of the Holders of the Issuer's Mortgage Backed Notes (the "Notes") in the Classes specified herein:

                                 GRANTING CLAUSE

     The Issuer hereby Grants to the Indenture Trustee at the Closing Date, as Indenture Trustee for the benefit of the Holders of the Notes, all of the Issuer's right, title and interest, whether now owned or hereafter acquired, in and to: (i) the Trust Estate (as defined in the Transfer and Servicing Agreement); (ii) the Issuer's rights and benefits but none of its obligations under the Transfer and Servicing Agreement (including the Issuer's right to cause the Depositor to repurchase Mortgage Loans from the Issuer under the circumstances described therein); (iii) the Issuer's rights and benefits but none of its obligations under the Administration Agreement; (v) the Issuer's rights and benefits but none of its obligations under the Sale Agreement; (vi) the Issuer's rights and benefits but none of its obligations under the Swap Agreement; (vii) the Issuer's rights and benefits but none of its obligations under the Cap Agreement; (viii) the Note Payment Account, all amounts and property in the Note Payment Account from time to time, and the Security Entitlements to all Financial Assets credited to the Note Payment Account from time to time; (ix) all other property of the Trust from time to time; and (x) all present and future claims, demands, causes of action and choses in action in respect of any or all of the foregoing and all payments on or under and all proceeds of every kind and nature whatsoever in respect of any or all of the foregoing, including all proceeds of the conversion thereof, voluntary or involuntary, into cash or other liquid property, all cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, insurance proceeds, condemnation awards, rights to payment of any and every kind and other forms of obligations and receivables, instruments and other property which at any time constitute all or part of or are included in the proceeds of any of the foregoing (collectively, the "Collateral").

     The foregoing Grant is made in trust to secure the payment of principal of and interest on, and any other amounts owing in respect of, the Notes, and to secure (i) the payment of all amounts due on the Notes in accordance with their terms, (ii) the payment of all other sums payable under the Indenture with respect to the Notes and (iii) compliance with the provisions of this Indenture, all as provided in this Indenture.

     The Indenture Trustee, as Indenture Trustee on behalf of the Holders of the Notes, acknowledges such Grant, accepts the trusts under this Indenture in accordance with the provisions of this Indenture and agrees to perform its duties required in this Indenture in accordance with the terms hereof to the end that the interests of the Holders of the Notes may be adequately and effectively protected.

                                    ARTICLE I

                   DEFINITIONS AND INCORPORATION BY REFERENCE

     Section 1.01. Definitions. (a) Except as otherwise specified herein or as the context may otherwise require, the following terms have the respective meanings set forth below for all purposes of this Indenture.

     Act: The meaning specified in Section 11.03(a).

     Authorized Officer: With respect to the Issuer, any officer of the Owner Trustee who is authorized to act for the Owner Trustee in matters relating to the Issuer and who is identified on the list of Authorized Officers delivered by the Owner Trustee to the Indenture Trustee on the Closing Date (as such list may be modified or supplemented from time to time thereafter) and, so long as the Administration Agreement is in effect, any Vice President, Assistant Vice President, Trust Officer or more senior officer of the Administrator who is authorized to act for the Administrator in matters relating to the Issuer and to be acted upon by the Administrator pursuant to the Administration Agreement and who is identified on the list of Authorized Officers delivered by the Administrator to the Indenture Trustee on the Closing Date (as such list may be modified or supplemented from time to time thereafter).

     Book-Entry Notes: Beneficial interests in Notes designated as "Book-Entry Notes" in this Indenture, ownership and transfers of which shall be evidenced or made through book entries by a Clearing Agency as described in Section 2.10; provided, that after the occurrence of a condition whereupon Definitive Notes are to be issued to Note Owners, such Book-Entry Notes shall no longer be "Book-Entry Notes."

     Certificate of Trust: The certificate of trust of the Issuer substantially in the form of Exhibit C to the Trust Agreement.

     Clearing Agency: An organization registered as a "clearing agency" pursuant to Section 17A of the Exchange Act, as amended. As of the Closing Date, the Clearing Agency shall be The Depository Trust Company.

     Clearing Agency Participant: A broker, dealer, bank, other financial institution or other Person for whom from time to time a Clearing Agency effects book-entry transfers and pledges of securities deposited with the Clearing Agency.

     Clearstream: Clearstream Banking Luxembourg, and any successor thereto.

     Collateral: The meaning specified in the Granting Clause of this Indenture.

     Commission: The Securities and Exchange Commission.

     Default: Any occurrence that is, or with notice or the lapse of time or both would become, an Event of Default.

     Definitive Notes: The meaning specified in Section 2.10.

     Depository Institution: Any depository institution or trust company, including the Indenture Trustee, that (a) is incorporated under the laws of the United States of America or any State thereof, (b) is subject to supervision and examination by federal or state banking authorities and (c) has outstanding unsecured commercial paper or other short-term unsecured debt obligations that are rated in the highest rating category by each Rating Agency, or is otherwise acceptable to each Rating Agency.

     Disregarded Entity: An entity that is both (a) solely owned by a REIT or Qualified REIT Subsidiary and (b) disregarded as an entity separate from its owner within the meaning of Section 301.7701-2(c)(2) of the Treasury Regulations.

     ERISA: The Employee Retirement Income Security Act of 1974, as amended.

     Euroclear: Euroclear SA/NV, as operator of the Euroclear System.

     Event of Default: The meaning specified in Section 5.01.

     Exchange Act: The Securities Exchange Act of 1934, as amended.

     Executive Officer: With respect to any corporation or limited liability company, the Chief Executive Officer, Chief Operating Officer, Chief Financial Officer, President, Manager, Executive Vice President, any Vice President, the Secretary or the Treasurer of such entity; and with respect to any partnership, any general partner thereof.

     Global Securities: The meaning specified in Section 2.01(a).

     Grant: Mortgage, pledge, bargain, sell, warrant, alienate, remise, release, convey, assign, transfer, create and grant a lien upon and a security interest in and a right of set-off against, deposit, set over and confirm pursuant to this Indenture. A Grant of the Collateral or of any other agreement or instrument shall include all rights, powers and options (but none of the obligations) of the granting party thereunder, including the immediate and continuing right to claim for, collect, receive and give receipt for principal and interest payments in respect of the Collateral and all other moneys payable thereunder, to give and receive notices and other communications, to make waivers or other agreements, to exercise all rights and options, to bring Proceedings in the name of the granting party or otherwise and generally to do and receive anything that the granting party is or may be entitled to do or receive thereunder or with respect thereto.

     Holder or Noteholder: A Person in whose name a Note is registered on the Note Register.

     Independent: When used with respect to any specified Person, that such Person (a) is in fact independent of the Issuer, any other obligor on the Notes, the Seller and any Affiliate of any of the foregoing Persons, (b) does not have any direct financial interest or any material indirect financial interest in the Issuer, any such other obligor, the Seller or any Affiliate of any of the foregoing Persons and (c) is not connected with the Issuer, any such other obligor, the Seller or any Affiliate of any of the foregoing Persons as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

     Independent Certificate: A certificate or opinion to be delivered to the Indenture Trustee under the circumstances described in, and otherwise complying with, the applicable requirements of Section 11.01, made by an Independent appraiser or other expert appointed by an Issuer Order in the exercise of reasonable care, and such opinion or certificate shall state that the signer has read the definition of "Independent" in this Indenture and that the signer is Independent within the meaning thereof.

     Issuer: Aegis Asset Backed Securities Trust 2006-1, a Delaware statutory trust, or any successor and, for purposes of any provision contained herein and required by the TIA, each other obligor on the Notes.

     Issuer Order or Issuer Request: A written order or request signed in the name of the Issuer by any one of its Authorized Officers and delivered to the Indenture Trustee.

     Non-Priority Class Note: As of any date of determination, any Outstanding Note other than the Priority Class Notes.

     Note: Any of the Class A, Class M or Class N Notes issued pursuant to this Indenture, substantially in the forms attached hereto as Exhibit A.

     Note Depository Agreement: The agreement dated October 30, 2006, between the Issuer and The Depository Trust Company, as the initial Clearing Agency, relating to the Notes.

     Note Owner or Owner: With respect to a Book-Entry Note, the Person that is the beneficial owner of such Book-Entry Note, as reflected on the books of the Clearing Agency or on the books of a Person maintaining an account with such Clearing Agency (directly as a Clearing Agency Participant or as an indirect participant, in each case in accordance with the rules of such Clearing Agency), and with respect to a Definitive Note, the Person that is the registered owner of such Note as reflected in the Note Register.

     Note Register and Note Registrar: The respective meanings specified in
Section 2.04. The initial Note Registrar shall be the Administrator.

     Officer's Certificate: A certificate signed by any Authorized Officer of the Issuer, under the circumstances described in, and otherwise complying with, the applicable requirements of Section 11.01, and delivered to the Indenture Trustee. Unless otherwise specified, any reference in this Indenture to an Officer's Certificate shall be to an Officer's Certificate of any Authorized Officer of the Issuer.

     Outstanding: As of the date of determination, all Notes theretofore authenticated and delivered under this Indenture except:

          (i) Notes theretofore cancelled by the Note Registrar or delivered to the Note Registrar for cancellation;

          (ii) Notes the payment for which money in the necessary amount has been theretofore deposited with the Indenture Trustee or any Paying Agent in trust for the Holders of such Notes (provided, however, that if such Notes are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision for such notice has been made, satisfactory to the Indenture Trustee and the Administrator); and

          (iii) Notes in exchange for or in lieu of which other Notes have been authenticated and delivered pursuant to this Indenture unless proof satisfactory to the Indenture Trustee and the Administrator is presented that any such Notes are held by a bona fide purchaser;

provided, that in determining whether the Holders of the requisite Outstanding Balance of the Notes have given any request, demand, authorization, direction, notice, consent or waiver hereunder or under any Operative Document, Notes owned by the Issuer, any other obligor upon the Notes, the Depositor, the Owner Trustee, the Indenture Trustee, the Master Servicer, the Servicer, the Administrator or any Affiliate of any of the foregoing Persons shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Indenture Trustee or the Administrator shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Notes that the Indenture Trustee or the Administrator has actual knowledge to be so owned shall be so disregarded (unless such action requires the consent, waiver, request or demand of 100% of the Outstanding Balance represented by a particular Class and 100% of the Outstanding Balance represented by such Class is registered in the name of one or more of the foregoing entities). Notes so owned that have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Indenture Trustee or the Administrator the pledgee's right so to act with respect to such Notes and that the pledgee is not the Issuer, any other obligor upon the Notes, the Depositor, the Owner Trustee, the Indenture Trustee, the Master Servicer, the Servicer, the Administrator or any Affiliate of any of the foregoing Persons.

     Outstanding Balance: The aggregate principal or notional amount of the Notes Outstanding as of the date of determination.

     Paying Agent: The Indenture Trustee or any other Person that meets the eligibility standards for the Indenture Trustee specified in Section 6.11 and is authorized by the Issuer to make payments to and from the Note Payment Account, including payments of principal of or interest on the Notes on behalf of the Issuer. Initially, the Paying Agent shall be the Administrator, pursuant to the terms of the Administration Agreement.

     Predecessor Note: With respect to any particular Note, every previous Note evidencing all or a portion of the same debt as that evidenced by such particular Note; and, for the purpose of this definition, any Note authenticated and delivered under Section 2.05 in lieu of a mutilated, lost, destroyed or stolen Note shall be deemed to evidence the same debt as the mutilated, lost, destroyed or stolen Note.

     Priority Class Note: Until the Class Principal Amounts of the Class A Notes are reduced to zero and all sums payable to the Holders of the Class A Notes have been paid in full, the Class A Notes; when the Class Principal Amounts of the Class A Notes have been reduced to zero and all amounts payable to the Holders of the Class A Notes have been paid in full, the Class M1 Notes; when the Class Principal Amounts of the Class A and the Class M1 Notes have been reduced to zero and all sums payable to the Holders of such Classes have been paid in full, the

Class M2 Notes; when the Class Principal Amounts of the Class A, Class M1 and Class M2 Notes have been reduced to zero and all sums payable to the Holders of such Classes have been paid in full, the Class M3 Notes; when the Class Principal Amounts of the Class A, Class M1, Class M2 and Class M3 Notes have been reduced to zero and all sums payable to the Holders of such Classes have been paid in full, the Class M4 Notes; when the Class Principal Amounts of the Class A, Class M1, Class M2, Class M3 and Class M4 Notes have been reduced to zero and all sums payable to the Holders of such Classes have been paid in full, the Class M5 Notes; when the Class Principal Amounts of the Class A, Class M1, Class M2, Class M3, Class M4 and Class M5 Notes have been reduced to zero and all sums payable to the Holders of such Classes have been paid in full, the Class M6 Notes; when the Class Principal Amounts of the Class A, Class M1, Class M2, Class M3, Class M4, Class M5 and Class M6 Notes have been reduced to zero and all sums payable to the Holders of such Classes have been paid in full, the Class M7 Notes; when the Class Principal Amounts of the Class A, Class M1, Class M2, Class M3, Class M4, Class M5, Class M6 and Class M7 Notes have been reduced to zero and all sums payable to the Holders of such Classes have been paid in full, the Class M8 Notes; when the Class Principal Amounts of the Class A, Class M1, Class M2, Class M3, Class M4, Class M5, Class M6, Class M7 and Class M8 Notes have been reduced to zero and all sums payable to the Holders of such Classes have been paid in full, the Class M9 Notes; when the Class Principal Amounts of the Class A, Class M1, Class M2, Class M3, Class M4, Class M5, Class M6, Class M7, Class M8 and Class M9 Notes have been reduced to zero and all sums payable to the Holders of such Classes have been paid in full, the Class M10 Notes; when the Class Principal Amounts of the Class A, Class M1, Class M2, Class M3, Class M4, Class M5, Class M6, Class M7, Class M8, Class M9 and Class M10 Notes have been reduced to zero and all sums payable to the Holders of such Classes have been paid in full, the Class N Notes.

     Proceeding: Any suit in equity, action at law or other judicial or administrative proceeding.

     Prospective Owner: Each prospective purchaser and any subsequent transferee of a Note.

     Redemption Date: In the case of a redemption of the Notes pursuant to
Section 10.01, the Payment Date specified by the Administrator on behalf of the Indenture Trustee in the notice delivered pursuant to Section 10.02.

     Redemption Price: In the case of a redemption of the Notes pursuant to
Section 10.01 hereof, (i) an amount equal to the outstanding Class Principal Amount of such Notes together with accrued interest thereon (at the applicable
Note Interest Rates), to the extent unpaid and (ii) any unpaid fees and unreimbursed expenses owed to the Owner Trustee, the Indenture Trustee or the Administrator.

     Responsible Officer: Any Vice President, any Assistant Vice President, any Assistant Secretary, any Assistant Treasurer, any Corporate Trust officer or any other officer of the Indenture Trustee customarily performing functions similar to those performed by any of the above-designated officers and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject. With respect to the Administrator, any officer in the corporate trust department or similar group of the Administrator with direct responsibility for the administration of this

Agreement and also, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his or her knowledge of and familiarity with the particular subject.

     State: Any one of the 50 States of the United States of America or the District of Columbia.

     Transfer and Servicing Agreement: The Transfer and Servicing Agreement dated as of October 1, 2006, among the Issuer, Aegis Asset Backed Securities Corporation, as depositor, Aegis REIT Corporation, as seller, Wells Fargo Bank, N.A., as master servicer and administrator, Ocwen Loan Servicing, LLC, as servicer and Deutsche Bank National Trust Company, as indenture trustee and custodian, as such may be amended or supplemented from time to time.

     Trust Indenture Act or TIA: The Trust Indenture Act of 1939 as in force on the date hereof, unless otherwise specifically provided.

     (b) Except as otherwise specified herein or as the context may otherwise require, capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Transfer and Servicing Agreement.

     Section 1.02. Incorporation by Reference of Trust Indenture Act. (a) Whenever this Indenture refers to a provision of the TIA, the provision is incorporated by reference in and made a part of this Indenture. The following TIA terms used in this Indenture have the following meanings:

     "Commission" means the Securities and Exchange Commission.

     "indenture securities" means the Notes.

     "indenture security holder" means a Noteholder.

     "indenture to be qualified" means this Indenture.

     "indenture trustee" or "institutional trustee" means the Indenture Trustee.

     "obligor" on the indenture securities means the Issuer and any other obligor on the indenture securities.

     (b) All other TIA terms used in this Indenture that are defined in the TIA, defined by TIA reference to another statute or defined by rule of the Securities and Exchange Commission have the respective meanings assigned to them by such definitions.

     Section 1.03. Rules of Construction. Unless the context otherwise requires:

          (i) a term has the meaning assigned to it;

          (ii) an accounting term not otherwise defined has the meaning assigned to it in accordance with generally accepted accounting principles as in effect from time to time;

          (iii) "or" is not exclusive;

          (iv) "including" means including without limitation;

          (v) words in the singular include the plural and words in the plural include the singular;

          (vi) any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, modified or supplemented and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; references to a Person are also to its permitted successors and assigns;

          (vii) terms defined in the UCC and not otherwise defined herein shall have the meaning assigned to them in the UCC; and

          (viii) to "U.S. dollars," "dollars," or the sign "$" shall be construed as references to United States dollars which are freely transferable by residents and non-residents of the United States of America and convertible by such persons into any other freely convertible currency unless such transferability or convertibility is restricted by any law or regulation of general application in which event references to "U.S. dollars," "dollars," or the sign "$" shall be construed as references to such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts in the United States of America, and "cents" shall be construed accordingly.

                                   ARTICLE II

                                    THE NOTES

     Section 2.01. Form. (a) The Notes shall be designated as the "Aegis Asset Backed Securities Trust 2006-1 Mortgage Backed Notes." The Notes, together with the Administrator's certificate of authentication, shall be in substantially the forms set forth in Exhibit A with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may, consistently herewith, be determined by the officers executing such Notes, as evidenced by their execution of the Notes. Any portion of the text of any Note may be set forth on the reverse thereof, with an appropriate reference thereto on the face of the Note.

     The Definitive Notes and the global certificates ("Global Securities") representing the Book-Entry Notes shall be typewritten, printed, lithographed or engraved or produced by any combination of these methods (with or without steel engraved borders), all as determined by the officers executing such Notes, as evidenced by their execution of such Notes.

     Each Note shall be dated the date of its authentication. The terms of the Notes set forth in Exhibit A are part of the terms of this Indenture.

     (b) Each Class of Class N Notes offered and sold in reliance on the exemption from registration under Rule 144A (each such Note, a "Privately Offered Note") shall be issued initially in the form of one or more permanent global certificates in definitive, fully registered form with the applicable legends set forth in Exhibit A added to the forms of such Privately Offered Notes, which Notes shall be held by the Administrator, on behalf of the Indenture Trustee, as custodian for the Depository and registered in the name of a nominee of the Depository, duly executed by the Issuer and authenticated by the Administrator, on behalf of the Indenture Trustee, as hereinafter provided.

     Section 2.02. Execution, Authentication and Delivery. The Notes shall be executed on behalf of the Issuer by any Authorized Officer of the Owner Trustee. The signature of any such Authorized Officer on the Notes may be manual or facsimile.

     Notes bearing the manual or facsimile signature of individuals who were at any time Authorized Officers of the Owner Trustee or the Administrator shall bind the Issuer, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Notes or did not hold such offices at the date of such Notes.

     The Administrator shall, upon Issuer Order, authenticate and deliver the Notes for original issue in the aggregate principal or notional amounts with respect to each Class as specified below:

                     CLASS   CLASS PRINCIPAL AMOUNT
                     -----   ----------------------
                       A1         $179,833,000
                       A2         $183,920,000
                       A3         $ 44,959,000
                       M1         $ 20,475,000
                       M2         $ 18,375,000
                       M3         $ 10,763,000
                       M4         $  9,712,000
                       M5         $  9,188,000
                       M6         $  8,400,000
                       M7         $  7,875,000
                       M8         $  7,087,000
                       M9         $  4,725,000
                      M10         $  5,250,000
                       N          $ 17,500,000

     The aggregate principal amounts of such Classes of Notes outstanding at any time may not exceed such respective amounts.

     The Notes will each be issued in minimum principal amount denominations of $100,000 and integral multiples of $1 in excess thereof.

     No Note shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose, unless there appears on such Note a certificate of authentication substantially in the form provided for herein executed by the Administrator by the manual signature of one of its authorized signatories, and such certificate upon any Note shall be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered hereunder.

     Section 2.03. Limitations on Transfer of the Notes. (a) No Privately Offered Note may be offered, sold, delivered or transferred (including, without limitation, by pledge or hypothecation) except under Rule 144A under the Securities Act to qualified institutional buyers or "QIBs" purchasing for their own account. Each Privately Offered Note shall bear a restrictive legend to the foregoing effect substantially in the form of the legends on the face of the form of Note at Exhibit A.

     (b) Each Prospective Owner of a Privately Offered Note in the form of a Book-Entry Note shall be deemed to have represented and warranted, and each Prospective Owner of a Privately Offered Note in the form of a Definitive Note shall represent and warrant in writing in substantially the form set forth in Exhibit B-1 or Exhibit B-2 hereto, as applicable, to the Note Registrar and any of its successors that:

          (i) Such Person is duly authorized to purchase such Notes and its purchase of investments having the characteristics of such Notes is authorized under, and not directly or indirectly in contravention of, any law, charter, trust instrument or other operative document, investment guidelines or list of permissible or impermissible investments that is applicable to the investor; and

          (ii) Such Person understands that each holder of such Note, by virtue of its acceptance thereof, assents to the terms, provisions and conditions of this Indenture.

     (c) Subject to subsection (f) below, each Prospective Owner of a Privately Offered Note in the form of a Book-Entry Note shall be deemed to have represented and warranted, and each Prospective Owner of a Privately Offered
Note in the form of a Definitive Note shall represent and warrant in writing, in substantially the form set forth in Exhibit B-1 or Exhibit B-2 hereto, as applicable, to the Note Registrar and any of its successors that:

          (i) Such Person is a QIB as defined in Rule 144A under the Securities Act ("Rule 144A") and is aware that the seller of such Note may be relying on the exemption from the registration requirements of the Securities Act provided by Rule 144A and is acquiring such Note for its own account or for the account of one or more QIBs for whom it is authorized to act; and

          (ii) Such Person understands that such Notes have not been registered under the Securities Act, and that, if in the future it decides to offer, resell, pledge or otherwise transfer such Notes, such Notes may be offered, resold, pledged or otherwise transferred only (A) pursuant to a registration statement which has been declared effective under the Securities Act or (B) for so long as such Notes are eligible for resale pursuant to Rule

     144A under the Securities Act, to a person whom the seller reasonably believes is a QIB that is purchasing such Notes for its own account or for the account of a QIB to whom notice is given that the transfer is being made in reliance on Rule 144A, in each case in compliance with the requirements of this Indenture.

     (d) No transfer of a Note in the form of a Definitive Note shall be made unless the Note Registrar shall have received a representation from the transferee of such Note, acceptable to and in form and substance satisfactory to the Note Registrar and the Depositor (such requirement is satisfied only by the Note Registrar's receipt of a transfer affidavit from the transferee substantially in the form of Exhibit C hereto), to the effect that such transferee (i) is not acquiring such note for, or with the assets of, an employee benefit plan or other retirement arrangement that is subject to Section 406 of ERISA or to Section 4975 of the Code or to any substantially similar law ("Similar Law"), or any entity deemed to hold the plan assets of the foregoing (collectively, "Benefit Plans"), or (ii) its acquisition and holding of such Notes for, or with the assets of, a Benefit Plan will not result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code which is not covered under Prohibited Transaction Class Exemption ("PTCE") 84-14, PTCE 90-1, PTCE 91-38, PTCE 95-60, PTCE 96-23, the non-fiduciary service provider exemption under Section 408(b)(17) of ERISA or some other applicable exemption, and will not result in a non-exempt violation of any Similar Law.

     In the case of a Note that is a Book-Entry Note, for purposes of clauses
(i) or (ii) of the preceding paragraph, such representations shall be deemed to have been made to the Note Registrar by the transferee's acceptance of such Note that is also a Book-Entry Note (or the acceptance by a Note Holder of the beneficial interest in such Note).

     To the extent permitted under applicable law (including, but not limited to, ERISA), none of the Indenture Trustee, the Administrator, the Note Registrar or the Depositor shall have any liability to any Person for any registration of transfer of any Note that is in fact not permitted by this Section 2.03(d) or for the Indenture Trustee (or any paying agent on its behalf) making any payments due on such Note to the Holder thereof or taking any other action with respect to such Holder under the provisions of this Agreement so long as the transfer was registered by the Note Registrar in accordance with the foregoing requirements. In addition, none of the Indenture Trustee, the Administrator, the Note Registrar or the Depositor shall be required to monitor, determine or inquire as to compliance with the transfer restrictions with respect to any Note in the form of a Book-Entry Note, and none of the Indenture Trustee, the Administrator, the Note Registrar or the Depositor shall have any liability for transfers of Book-Entry Notes or any interests therein made in violation of the restrictions on transfer described in the Prospectus and this Agreement.

     In the event that a Note is transferred to a Person that does not meet the requirements of this Section 2.03, such transfer shall be of no force and effect, shall be void ab initio, and shall not operate to transfer any rights to such Person, notwithstanding any instructions to the contrary to the Issuer, the Indenture Trustee, the Administrator or any intermediary; and none of the Indenture Trustee, the Administrator or the Issuer shall make any payments on such Note for as long as such Person is the Holder of such Note.

     The Administrator on behalf of the Indenture Trustee and the Depositor shall provide to any Holder of a Privately Offered Note (or Note Owner) and any prospective transferee designated by any such Holder (or Note Owner), information regarding such Privately Offered Note and the Mortgage Loans and such other information as shall be necessary to satisfy the condition to eligibility set forth in Rule 144A(d)(4) for transfer of any such Note without registration thereof under the Securities Act pursuant to the registration exemption provided by Rule 144A. Each Holder of a Privately Offered Note (or Note Owner) desiring to effect such a transfer shall, and does hereby agree to, indemnify the Issuer, the Owner Trustee, the Indenture Trustee, the Administrator and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with federal and state securities laws and any other restrictions specified in this Section 2.03. Each holder of a Privately Offered Note in the form of a Book-Entry Note shall be deemed to have consented to such transfer restrictions.

     Each Note shall contain a legend substantially similar to the applicable legend provided in Exhibit A hereto stating that transfer of such Notes is subject to certain restrictions as set forth herein.

     (e) Any purported transfer of a Note (or any interest therein) not in accordance with this Section 2.03 shall be null and void and shall not be given effect for any purpose hereunder.

     (f) Neither the Indenture Trustee nor the Administrator will have the ability to monitor transfers of the Notes while they are in book-entry form and neither will have any liability for transfers of Book-Entry Notes in violation of any of the transfer restrictions described in this Section 2.03.

     Section 2.04. Registration; Registration of Transfer and Exchange. The Issuer shall cause the Note Registrar to keep a register (the "Note Register") in which, subject to such reasonable regulations as it may prescribe and the restrictions on transfers of the Notes set forth herein, the Issuer shall provide for the registration of Notes and the registration of transfers of Notes. The Administrator initially shall be the "Note Registrar" for the purpose of registering Notes and transfers of Notes as herein provided, and the Indenture Trustee shall have the right to inspect the Note Register at all reasonable times and to obtain copies thereof, and the Indenture Trustee shall have the right to rely upon a certificate executed on behalf of the Note Registrar by a Responsible Officer thereof as to the names and addresses of the Holders of the Notes and the principal amounts and number of such Notes. Upon any resignation of any Note Registrar, the Issuer shall promptly appoint a successor or, if it elects not to make such an appointment, assume the duties of Note Registrar.

     If a Person other than the Administrator is appointed by the Issuer as Note Registrar, the Issuer will give the Indenture Trustee and the Administrator prompt written notice of the appointment of such Note Registrar and of the location, and any change in the location, of the Note Register, and the Indenture Trustee and the Administrator shall have the right to inspect the Note Register at all reasonable times and to obtain copies thereof, and the Indenture Trustee and the Administrator shall have the right to rely upon a certificate executed on behalf of the Note Registrar by an Executive Officer thereof as to the names and addresses of the Holders of the Notes and the principal amounts and number of such Notes.

     Subject to Section 2.03, upon surrender for registration of transfer of any Note at the office or agency of the Issuer to be maintained as provided in
Section 3.02, the Issuer shall execute, and the Administrator on behalf of the Indenture Trustee shall authenticate and the Noteholder shall be entitled to obtain from the Administrator on behalf of the Indenture Trustee, in the name of the designated transferee or transferees, one or more new Notes of the same Class in any authorized denominations, of a like aggregate principal amount or Percentage Interest.

     At the option of the Holder, Notes may be exchanged for other Notes of the same Class in any authorized denominations, of a like aggregate principal amount or Percentage Interest, upon surrender of the Notes to be exchanged at such office or agency. Whenever any Notes are so surrendered for exchange, the Issuer shall execute, and the Indenture Trustee or the Administrator on its behalf shall authenticate and the Noteholder shall be entitled to obtain from the Administrator on behalf of the Indenture Trustee, on behalf of the Issuer, the Notes which the Noteholder making the exchange is entitled to receive.

     All Notes issued upon any registration of transfer or exchange of Notes shall be the valid obligations of the Issuer, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Notes surrendered upon such registration of transfer or exchange.

     Every Note presented or surrendered for registration of transfer or exchange shall be duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the Note Registrar duly executed by, the Holder thereof or such Holder's attorney duly authorized in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in the Securities Transfer Agent's Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP.

     No service charge shall be made to a Holder for any registration of transfer or exchange of Notes, but the Issuer or the Note Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Notes, other than exchanges pursuant to Section 2.05 or 9.06 not involving any transfer.

     The preceding provisions of this Section notwithstanding, the Issuer shall not be required to make and the Note Registrar need not register transfers or exchanges of Notes selected for redemption or of any Note for a period of 15 days preceding the due date for any payment with respect to such Note.

     Section 2.05. Mutilated, Destroyed, Lost or Stolen Notes. If (i) any mutilated Note is surrendered to the Administrator on behalf of the Indenture Trustee, or the Administrator on behalf of the Indenture Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Note, and
(ii) there is delivered to the Administrator on behalf of the Indenture Trustee such security or indemnity as may be required by it to hold the Issuer, the Indenture Trustee and the Administrator harmless, then, in the absence of actual notice to the Issuer or the Note Registrar that such Note has been acquired by a bona fide purchaser, and upon certification provided by the Holder of such Note that the requirements of Section 8-405 of the Relevant UCC are met, the Issuer shall execute, and upon its request the Indenture Trustee or the Administrator on its behalf shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Note, a replacement Note; provided, however, that if any such destroyed, lost or stolen Note, but not a mutilated Note, shall have become or within seven days shall be due and payable, or shall have been called for redemption, instead of issuing a replacement Note, the Issuer may pay such destroyed, lost or stolen Note when so due or payable or upon the Redemption Date without surrender thereof. If, after the delivery of such replacement Note or payment of a destroyed, lost or stolen Note pursuant to the proviso to the preceding sentence, a bona fide purchaser of the original Note in lieu of which such replacement Note was issued presents for payment such original Note, the Issuer and the Indenture Trustee or the Administrator on its behalf shall be entitled to recover such replacement Note (or such payment) from the Person to whom it was delivered or any Person taking such replacement Note from such Person to whom such replacement Note was delivered or any assignee of such Person, except a bona fide purchaser, and shall be entitled to recover upon the security or indemnity provided therefor to the extent of any loss, damage, cost or expense incurred by the Issuer or the Indenture Trustee or the Administrator on its behalf in connection therewith.

     Upon the issuance of any replacement Note under this Section, the Issuer or the Note Registrar may require the payment by the Holder of such Note of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other reasonable expenses (including the fees and expenses of the Indenture Trustee or the Administrator on its behalf) connected therewith.

     Every replacement Note issued pursuant to this Section in replacement of any mutilated, destroyed, lost or stolen Note shall constitute an original additional contractual obligation of the Issuer, whether or not the mutilated, destroyed, lost or stolen Note shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Notes duly issued hereunder.

     The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.

     Section 2.06. Persons Deemed Owners. Prior to due presentment for registration of transfer of any Note, the Issuer, the Administrator, the Indenture Trustee and any agent of the Issuer, the Administrator or the Indenture Trustee may treat the Person in whose name any Note is registered (as of the day of determination) as the owner of such Note for the purpose of receiving payments of principal of and interest, if any, on such Note and for all other purposes whatsoever, whether or not such Note be overdue, and none of the Issuer, the Administrator, the Indenture Trustee or any agent of the Issuer, the Administrator or the Indenture Trustee shall be affected by notice to the contrary.

     Section 2.07. Payment of Principal and Interest. (a) Each Class of Notes shall accrue interest at the Note Interest Rate as set forth in the Transfer and Servicing Agreement, and such interest shall be payable on each Payment Date, subject to Section 3.01. Interest shall be computed on each Class of LIBOR Notes on the basis of a 360-day year and the actual number of days elapsed in each Accrual Period. Interest shall be computed on each Class of Notes (other than any Class of LIBOR Notes) on the basis of a 360-day year consisting of twelve 30-day months. With respect to each outstanding Class of LIBOR Notes, the Administrator shall determine LIBOR for each applicable Accrual Period on the LIBOR Determination Date, in accordance with the provisions of the Transfer and Servicing Agreement. All interest payments on each Class of Notes shall be made to the Noteholders of each such Class entitled thereto in the order of priority as set forth in Section 4.1 of the Transfer and Servicing Agreement. Any installment of interest or principal payable on any Note shall be paid on the applicable Payment Date to the Person in whose name such Note (or one or more Predecessor Notes) is registered on the Record Date by check mailed first-class postage prepaid to such Person's address as it appears on the Note Register on such Record Date or, upon written request made to the Paying Agent with a copy to the Indenture Trustee, if the Indenture Trustee is not the Paying Agent, at least five Business Days prior to the related Record Date, by the Holder of a Note having an initial Note Principal Amount of not less than $2,500,000 by wire transfer in immediately available funds to an account specified in the request and at the expense of such Noteholder, except that, unless Definitive Notes have been issued pursuant to Section 2.12, with respect to Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payment will be made by wire transfer in immediately available funds to the account designated by such nominee, except for the final installment of principal payable with respect to such Note on a Payment Date or on the applicable Maturity Date for such Class of Notes (and except for the Redemption Price for any Note called for redemption pursuant to Section 10.01), which shall be payable as provided below. The funds represented by any such checks returned undelivered shall be held in accordance with Section 3.03.

     (b) The principal of the Notes shall be payable in installments on each Payment Date as provided herein and in such Notes, subject to Section 3.01. Notwithstanding the foregoing, the entire unpaid principal amount of the Notes shall be due and payable, if not previously paid, on the date on which an Event of Default shall have occurred and be continuing, if the Indenture Trustee, or Holders of the Notes representing not less than a majority of the Outstanding Balance of the Priority Class Notes, have declared the Notes to be immediately due and payable in the manner provided in Section 5.02. All principal payments on each Class of Notes shall be made to the Noteholders of each such Class entitled thereto in the order of priority as set forth in Section 4.1 of the Transfer and Servicing Agreement. The Indenture Trustee or the Paying Agent on its behalf, if the Indenture Trustee is not the Paying Agent, shall notify the Person in whose name a Note is registered at the close of business on the Record Date preceding the Payment Date on which the Issuer expects that the final installment of principal of and interest on such Note will be paid. Such notice shall be mailed or transmitted by facsimile no later than five Business Days prior to such final Payment Date and shall specify that such final installment will be payable only upon presentation and surrender of such Note and shall specify the place where such Note may be presented and surrendered for payment of such installment. Notices in connection with redemptions of Notes shall be mailed to Noteholders as provided in Section 10.02.

     Section 2.08. Cancellation. All Notes surrendered for payment, registration of transfer, exchange or redemption shall, if surrendered to any Person other than the Administrator, be delivered to the Administrator and shall be promptly cancelled by the Administrator. The Issuer may at any time deliver to the Note Registrar for cancellation any Notes previously authenticated and delivered hereunder which the Issuer may have acquired in any manner whatsoever, and all Notes so delivered shall be promptly cancelled by the Administrator. No Notes shall be authenticated in lieu of or in exchange for any Notes cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Notes may be held or disposed of by the Note Registrar in accordance with its standard retention or disposal policy as in effect at the time unless the Issuer shall direct by an Issuer Order that they be destroyed or returned to it; provided, that such Issuer Order is timely and the Notes have not been previously disposed of by the Administrator.

     Section 2.09. Release of Collateral. (a) Except as otherwise provided in subsection (b) of this Section and the terms of the Operative Documents, the Indenture Trustee shall release property from the lien of this Indenture only upon receipt by it of an Issuer Request accompanied by (i) an Officer's Certificate to the effect that such release is permissible under this Indenture,
(ii) an Opinion of Counsel to the same effect, (iii) certificates in accordance with TIA Sections 314(c) and (d)(1), and (iv)(A) Independent Certificates in accordance with TIA Sections 314(c) and 314(d)(1) or (B) an Opinion of Counsel in lieu of such Independent Certificates to the effect that the TIA does not require any such Independent Certificates; provided that no such Independent Certificates or Opinion of Counsel in lieu of such Independent Certificates shall be necessary in respect of property released from the lien of the Indenture in accordance with the provisions hereof if such property consists solely of cash.

     (b) The Servicer (or if the Servicer does not do so, the Master Servicer), on behalf of the Issuer, shall be entitled to obtain a release from the lien of this Indenture for any Mortgage Loan and the Mortgaged Property at any time (i) after a payment by the Seller or the Issuer of the Purchase Price of the Mortgage Loan, (ii) after a Qualified Substitute Mortgage Loan is substituted for such Mortgage Loan and payment of the Substitution Amount, if any, (iii) after liquidation of the Mortgage Loan in accordance with the Transfer and Servicing Agreement and the deposit of all Liquidation Proceeds and Insurance Proceeds in the Collection Account, (iv) upon the termination of a Mortgage Loan (due to, among other causes, a prepayment in full of the Mortgage Loan and sale or other disposition of the related Mortgaged Property), or (v) as contemplated by Article IX of the Transfer and Servicing Agreement.

     (c) The Indenture Trustee shall, if requested by the Servicer or the Master Servicer, temporarily release or cause the Custodian temporarily to release to such party the Mortgage File pursuant to the provisions of Section 3.15 of the Transfer and Servicing Agreement.

     Section 2.10. Book-Entry Notes. Each Class of Notes will be issued in the form of typewritten Notes or Global Securities representing Book-Entry Notes, to be delivered to, or to the Administrator, as custodian for, the initial Clearing Agency, by, or on behalf of, the Issuer. The Book-Entry Notes shall be registered initially on the Note Register in the name of Cede & Co., the nominee of the initial Clearing Agency, and no Owner of Book-Entry Notes thereof will receive a Definitive Note representing such Note Owner's interest in such Book-Entry Note, except as provided in Section 2.12. Unless and until definitive, fully registered Notes (the "Definitive Notes") have been issued to such Owners of Book-Entry Notes pursuant to Section 2.12:

          (i) the provisions of this Section shall be in full force and effect;

          (ii) the Note Registrar, the Indenture Trustee and the Administrator shall be entitled to deal with the Clearing Agency for all purposes of this Indenture (including the payment of principal of and interest on the Book-Entry Notes and the giving of instructions or directions hereunder) as the sole holder of the Book-Entry Notes, and shall have no obligation to the Owners of Book-Entry Notes;

          (iii) to the extent that the provisions of this Section conflict with any other provisions of this Indenture, the provisions of this Section shall control;

          (iv) the rights of Owners of Book-Entry Notes shall be exercised only through the Clearing Agency and shall be limited to those established by law and agreements between such Owners of Book-Entry Notes and the Clearing Agency and/or the Clearing Agency Participants pursuant to the Note Depository Agreement. Unless and until Definitive Notes are issued pursuant to Section 2.12, the Note Registrar shall not register any transfer of a beneficial interest in a Book-Entry Note; and the initial Clearing Agency will make book-entry transfers among the Clearing Agency Participants and receive and transmit payments of principal of and interest on the Book-Entry Notes to such Clearing Agency Participants; and

          (v) whenever this Indenture requires or permits actions to be taken based upon instructions or directions of Holders of Notes evidencing a specified percentage of the Outstanding Balance of the Notes (or the Priority Class Notes), the Clearing Agency shall be deemed to represent such percentage only to the extent that it has received instructions to such effect from Owners of Book-Entry Notes and/or Clearing Agency Participants owning or representing, respectively, such required percentage of the beneficial interest in the Book-Entry Notes and has delivered such instructions to the Indenture Trustee.

     Section 2.11. Notices to Clearing Agency. Whenever a notice or other communication to the Noteholders is required under this Indenture, unless and until Definitive Notes shall have been issued to such Owners of Book-Entry Notes pursuant to Section 2.12, the Administrator shall give all such notices and communications specified herein to be given to Owners of Book-Entry Notes to the Clearing Agency, and shall have no obligation to such Note Owners.

     Section 2.12. Definitive Notes. If (i) the Clearing Agency is no longer willing or able to properly discharge its responsibilities with respect to the Book-Entry Notes and the Issuer is unable to locate a qualified successor or
(ii) after the occurrence of an Event of Default hereunder, Note Owners of the Book-Entry Notes representing beneficial interests aggregating at least a majority of the Outstanding Balance of the Book-Entry Notes advise the Clearing Agency in writing that the continuation of a book-entry system through the Clearing Agency is no longer in the best interests of such Note Owners, then the Clearing Agency shall notify all Owners of Book-Entry Notes, the Indenture Trustee and the Note Registrar of the occurrence of any such event and of the availability of Definitive Notes to Owners of Book-Entry Notes requesting the same. Upon surrender to the Note Registrar of the typewritten Notes representing the Book-Entry Notes by the Clearing Agency, accompanied by registration instructions, the Issuer shall execute and the Note Registrar shall authenticate the Definitive Notes in accordance with the instructions of the Clearing Agency. None of the Issuer, the Note Registrar, the Administrator, or the Indenture Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Notes, the Indenture Trustee and the Administrator shall recognize the Holders of such Definitive Notes as Noteholders.

     Section 2.13. Tax Treatment. The Issuer has entered into this Indenture, and the Notes will be issued, with the intention that, for federal, state and local income, single business and franchise tax purposes, the Notes will qualify as indebtedness of the Issuer secured by the Collateral. The Issuer, by entering into this Indenture, and each Noteholder, by its acceptance of a Note (and each applicable Note Owner by its acceptance of an interest in the related Book-Entry
Note), agree to treat the Notes for federal, state and local income, single business and franchise tax purposes as indebtedness of the Issuer.

                                   ARTICLE III

                                    COVENANTS

     Section 3.01. Payment of Principal and Interest. The Issuer will duly and punctually pay (or will cause to be duly and punctually paid) the principal of and interest on, and any other amounts due in respect of, the Notes in accordance with the terms of the Notes and this Indenture. Without limiting the foregoing, in accordance with Section 8.02(c), the Issuer will cause to be distributed all amounts on deposit in the Note Payment Account on a Payment Date and deposited therein pursuant to the Transfer and Servicing Agreement for the benefit of the Notes, to the Noteholders. Amounts properly withheld under the Code by any Person from a payment to any Noteholder of interest and/or principal shall be considered as having been paid by the Issuer to such Noteholder for all purposes of this Indenture.

     The Notes shall be non-recourse obligations of the Issuer and shall be limited in right of payment to amounts available from the Collateral as provided in this Indenture. The Issuer shall not otherwise be liable for payments of the Notes, and none of the owners, agents, officers, directors, employees, or successors or assigns of the Issuer shall be personally liable for any amounts payable, or performance due, under the Notes or this Indenture. If any other provision of this Indenture shall be deemed to conflict with the provisions of this Section 3.01, the provisions of this Section 3.01 shall control.

     Section 3.02. Maintenance of Office or Agency. The Note Registrar on behalf of the Issuer will maintain an office or agency where Notes may be surrendered for registration of transfer or exchange, and where notices and demands to or upon the Issuer in respect of the Notes and this Indenture may be served.

     Section 3.03. Money for Payments to be Held in Trust. As provided in
Section 8.02, all payments of amounts due and payable with respect to any Notes that are to be made from amounts withdrawn from the Note Payment Account pursuant to Sections 3.5 and 4.1 of the Transfer and Servicing Agreement shall be made on behalf of the Issuer by the Administrator on behalf of the Indenture Trustee or by another Paying Agent, and no amounts so withdrawn from the such account for payments of Notes shall be paid over to the Issuer except as provided in this Section.

     On or before the Business Day preceding each Payment Date, the Issuer shall deposit or cause to be deposited in the Note Payment Account an aggregate sum sufficient to pay the amounts then becoming due under the Notes, such sum to be held in trust for the benefit of the Persons entitled thereto, and (unless the Paying Agent is the Indenture Trustee) shall promptly notify the Indenture Trustee of failure so to act.

     The Administrator is hereby appointed the initial Paying Agent. Any successor Paying Agent shall be appointed by Issuer Order with written notice thereof to the Indenture Trustee and the Administrator. Any Paying Agent appointed by the Issuer shall be a Person that would be eligible to be Indenture Trustee hereunder as provided in Section 6.11. The Issuer shall not appoint any Paying Agent (other than the Indenture Trustee or the Administrator) that is not, at the time of such appointment, a Depository Institution.

     The Issuer shall cause each Paying Agent other than the Indenture Trustee or the Administrator, as initial Paying Agent, to execute and deliver to the Indenture Trustee and the Administrator an instrument in which such Paying Agent shall agree with the Indenture Trustee (and if the Indenture Trustee or the Administrator acts as Paying Agent, it hereby so agrees), subject to the provisions of this Section, that such Paying Agent will:

          (i) hold all sums held by it for the payment of amounts due with respect to the Notes in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided and pay such sums to such Persons as herein provided and as is provided in the Transfer and Servicing Agreement;

          (ii) give the Indenture Trustee notice of any default by the Issuer of which the Paying Agent has actual knowledge in the making of any payment required to be made with respect to the Notes;

          (iii) at any time during the continuance of any such default, upon the written request of the Indenture Trustee, forthwith pay to the Administrator all sums so held in trust by such Paying Agent;

          (iv) immediately resign as a Paying Agent and forthwith pay to the Administrator all sums held by it in trust for the payment of Notes if at any time it ceases to meet the standards required to be met by a Paying Agent at the time of its appointment; and

          (v) comply with all requirements of the Code with respect to the withholding from any payments made by it on any Notes of any applicable withholding taxes imposed thereon and with respect to any applicable reporting requirements in connection therewith; provided, however, that with respect to reporting requirements applicable to original issue discount, the accrual of market discount or the amortization of premium on the Notes, the Issuer shall have first provided the calculations pertaining thereto and the amount of any resulting withholding taxes to the Administrator and the Paying Agent.

     The Issuer may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, by Issuer Order direct any Paying Agent to pay to the Administrator all sums held in trust by such Paying Agent, such sums to be held by the

Administrator upon the same trusts as those upon which the sums were held by such Paying Agent; and upon such payment by any Paying Agent to the Administrator, such Paying Agent shall be released from all further liability with respect to such money.

     Subject to applicable laws with respect to escheat of funds, any money held by the Paying Agent in trust for the payment of any amount due with respect to any Note and remaining unclaimed for two years after such amount has become due and payable shall be discharged from such trust and be paid to the Issuer on Issuer Request; and the Holder of such Note shall thereafter, as an unsecured general creditor, look only to the Issuer for payment thereof (but only to the extent of the amounts so paid to the Issuer), and all liability of the Paying Agent with respect to such trust money shall thereupon cease; provided, however, that the Paying Agent, before being required to make any such repayment, shall at the expense and direction of the Issuer cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in The City of New York (including, but not limited to, The Bond Buyer), notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Issuer. The Paying Agent shall also adopt and employ, at the expense and direction of the Issuer, any other reasonable means of notification of such repayment (including, but not limited to, mailing notice of such repayment to Holders whose Notes have been called but have not been surrendered for redemption or whose right to or interest in moneys due and payable but not claimed is determinable from the records of the Paying Agent, at the last address of record for each such Holder).

     Section 3.04. Existence. (a) The Issuer will keep in full effect its existence, rights and franchises as a statutory trust under the laws of the State of Delaware (unless it becomes, or any successor Issuer hereunder is or becomes, organized under the laws of any other State or of the United States of America, in which case the Issuer will keep in full effect its existence, rights and franchises under the laws of such other jurisdiction) and will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Indenture, the Notes, the Collateral and each other instrument or agreement included in the Collateral.

     (b) Any successor to the Owner Trustee appointed pursuant to Section 9.03 of the Trust Agreement shall be the successor Owner Trustee under this Indenture without the execution or filing of any paper, instrument or further act to be done on the part of the parties hereto.

     (c) Upon any consolidation or merger of or other succession to the Owner Trustee, the Person succeeding to the Owner Trustee under the Trust Agreement may exercise every right and power of the Owner Trustee under this Indenture with the same effect as if such Person had been named as the Owner Trustee herein.

     Section 3.05. Protection of Collateral. The Issuer will from time to time execute, deliver and file all such supplements and amendments hereto and all such financing statements, continuation statements, instruments of further assurance and other instruments, and will take such other action necessary or advisable to:

          (i) maintain or preserve the lien and security interest (and the priority thereof) of this Indenture or carry out more effectively the purposes hereof,

          (ii) perfect, publish notice of or protect the validity of any Grant made or to be made by this Indenture;

          (iii) enforce any rights with respect to the Collateral; or

          (iv) preserve and defend title to the Collateral and the rights of the Indenture Trustee and the Noteholders in such Collateral against the claims of all persons and parties.

     The Issuer hereby authorizes the Administrator to file in any filing office any financing statement, amendment to financing statement (to the extent a Responsible Officer of the Administrator has actual knowledge or receives written notice that an amendment is required to be filed) or continuation statement required to be executed pursuant to this Section 3.05.

     Section 3.06. Opinions as to Collateral. On the Closing Date, the Issuer shall furnish to the Administrator and the Indenture Trustee an Opinion of Counsel to the effect that either, in the opinion of such counsel, such action has been taken with respect to the recording and filing of this Indenture, any indentures supplemental hereto, and any other requisite documents, and with respect to the execution and filing of any financing statements and continuation statements, as are necessary to make effective the lien and security interest of this Indenture, or stating that, in the opinion of such counsel, no such action is necessary to make such lien and security interest effective.

     Section 3.07. Performance of Obligations. (a) The Issuer will not take any action and will use its best efforts not to permit any action to be taken by others that would release any Person from any of such Person's material covenants or obligations under any instrument or agreement included in the Collateral or that would result in the amendment, hypothecation, subordination, termination or discharge of, or impair the validity or effectiveness of, any such instrument or agreement, except as expressly provided in this Indenture, the Transfer and Servicing Agreement or such other instrument or agreement.

     (b) The Issuer may contract with other Persons to assist it in performing its duties under this Indenture, and any performance of such duties by a Person identified to the Indenture Trustee in an Officer's Certificate of the Issuer shall be deemed to be action taken by the Issuer. Initially, the Issuer has contracted with the Administrator to assist the Issuer in performing its duties under this Indenture.

     (c) The Issuer will punctually perform and observe all of its obligations and agreements contained in this Indenture, the Operative Documents and in the instruments and agreements included in the Collateral, including but not limited to filing or causing to be filed all financing statements and continuation statements required to be filed by the terms of this Indenture and the Transfer and Servicing Agreement in accordance with and within the time periods provided for herein and therein.

     (d) If a responsible officer of the Owner Trustee shall have written notice or actual knowledge of the occurrence of an Event of Default under the Transfer and Servicing Agreement, the Issuer shall promptly notify the Indenture Trustee and each Rating Agency thereof.

     (e) As promptly as possible after the giving of notice of termination to the Master Servicer of the Master Servicer's rights and powers pursuant to
Section 7.1(f) of the Transfer and Servicing Agreement, the Indenture Trustee shall proceed in accordance with Section 7.1(f) and 7.2 of the Transfer and Servicing Agreement.

     (f) Without derogating from the absolute nature of the assignment granted to the Indenture Trustee under this Indenture or the rights of the Indenture Trustee hereunder, the Issuer agrees (i) that it will not, without the prior written consent of the Holders of at least a majority in Outstanding Balance or Percentage Interest of the Notes affected thereby, amend, modify, waive, supplement, terminate or surrender, or agree to any amendment, modification, supplement, termination, waiver or surrender of, the terms of any Collateral or the Operative Documents (except to the extent otherwise provided in any such Operative Document), or waive timely performance or observance by the Administrator, the Master Servicer, the Servicer or the Depositor of its respective duties under the Transfer and Servicing Agreement; and (ii) that any such amendment shall not (A) increase or reduce in any manner the amount of, or accelerate or delay the timing of, payments that are required to be made for the benefit of the Noteholders or (B) reduce the aforesaid percentage of the Notes that is required to consent to any such amendment, without the consent of the Holders of all the Outstanding Notes affected thereby. If any such amendment, modification, supplement or waiver shall be so consented to by such Holders, the Issuer agrees, promptly to execute and deliver, in its own name and at its own expense, such agreements, instruments, consents and other documents as may be deemed necessary or appropriate in the circumstances.

     Section 3.08. Negative Covenants. So long as any Notes are Outstanding, the Issuer shall not:

          (i) except as expressly permitted by this Indenture, the Sale Agreement or the Transfer and Servicing Agreement, sell, transfer, exchange or otherwise dispose of any of the properties or assets of the Issuer, including those included in the Collateral, unless directed to do so by the Indenture Trustee;

          (ii) claim any credit on, or make any deduction from the principal, interest or other amounts payable in respect of, the Notes (other than amounts properly withheld from such payments under the Code) or assert any claim against any present or former Noteholder by reason of the payment of the taxes levied or assessed upon any part of the Collateral;

          (iii) (A) permit the validity or effectiveness of this Indenture to be impaired, or permit the lien of this Indenture to be amended, hypothecated, subordinated, terminated or discharged, or permit any Person to be released from any covenants or obligations with respect to the Notes under this Indenture except as may be expressly permitted hereby, (B) permit any lien, charge, excise, claim, security interest, mortgage or other encumbrance (other than the lien of this Indenture) to be created on or extend to or otherwise arise upon or burden the Collateral or any part thereof or any interest therein or the proceeds thereof (other than tax liens, mechanics' liens and other liens that arise by operation of law, in each case with respect to any Collateral and arising solely as a result of an action or omission of a Borrower or as otherwise permitted in the Transfer and Servicing Agreement) or (C) permit the lien of this Indenture not to constitute a valid first priority (other than with respect to any such tax, mechanics' or other lien) or as otherwise permitted in the Transfer and Servicing Agreement) security interest in the Collateral;

          (iv) dissolve or liquidate in whole or in part or merge or consolidate with any other Person;

          (v) remove the Administrator without cause unless the Rating Agency Condition shall have been satisfied in connection with such removal;

          (vi) take any action or fail to take any action that would jeopardize the status of the Holder of the Ownership Certificates as a REIT, a Qualified REIT Subsidiary or a Disregarded Entity under the Code or result in an imposition of tax on the Issuer; or

          (vii) except with the prior written consent of the Noteholders, take any action described in Section 5.06 of the Trust Agreement.

     Section 3.09. Annual Statement as to Compliance. The Issuer will deliver to the Indenture Trustee, within 120 days after the end of each fiscal year of the Issuer (commencing with the fiscal year 2006), an Officer's Certificate stating, as to the Authorized Officer signing such Officer's Certificate, that:

          (i) a review of the activities of the Issuer during such year and of its performance under this Indenture has been made under such Authorized Officer's supervision; and

          (ii) to the best of such Authorized Officer's knowledge, based on such review, the Issuer has complied with all conditions and covenants under this Indenture throughout such year or, if there has been a default in its compliance with any such condition or covenant, specifying each such default known to such Authorized Officer and the nature and status thereof.

     Section 3.10. Treatment of Notes as Debt for Tax Purposes. The Issuer shall, and shall cause the Administrator and the Master Servicer to, treat the Notes as indebtedness for all federal, state and local tax purposes.

     Section 3.11. [Reserved]

     Section 3.12. No Other Business. The Issuer shall not engage in any business other than financing, purchasing, owning, selling and managing the Collateral in the manner contemplated by this Indenture and the Operative Documents and activities incidental thereto.

     Section 3.13. No Borrowing. The Issuer shall not issue, incur, assume, guarantee or otherwise become liable, directly or indirectly, for any indebtedness other than the Notes.

     Section 3.14. [Reserved]

     Section 3.15. Guarantees, Loans, Advances and Other Liabilities. Except as contemplated by the Transfer and Servicing Agreement or this Indenture, the Issuer shall not make any loan or advance or credit to, or guarantee (directly or indirectly or by an instrument having the effect of assuring another's payment or performance on any obligation or capability of so doing or otherwise), endorse or otherwise become contingently liable, directly or indirectly, in connection with the obligations, stocks or dividends of, or own, purchase, repurchase or acquire (or agree contingently to do so) any stock, obligations, assets or securities of, or any other interest in, or make any capital contribution to, any other Person.

     Section 3.16. Capital Expenditures. The Issuer shall not make any expenditure (by long-term or operating lease or otherwise) for capital assets (either realty or personalty).

     Section 3.17. Removal of Administrator. So long as any Notes are Outstanding, the Issuer shall not remove the Administrator without cause unless the Issuer has received a letter from each Rating Agency to the effect that such removal will not cause the then-current ratings on the Notes to be qualified, reduced or withdrawn.

     Section 3.18. Restricted Payments. The Issuer shall not, directly or indirectly, (i) pay any dividend or make any payment (by reduction of capital or otherwise), whether in cash, property, securities or a combination thereof, to the Owner Trustee or any owner of a beneficial interest in the Issuer or otherwise with respect to any ownership or equity interest or security in or of the Issuer, (ii) redeem, purchase, retire or otherwise acquire for value any such ownership or equity interest or security or (iii) set aside or otherwise segregate any amounts for any such purpose; provided, however, the Issuer may make, or cause to be made, payments and distributions as contemplated by, and to the extent funds are available for such purpose under, the Transfer and Servicing Agreement, the Swap Agreement, the Cap Agreement, this Indenture or the Trust Agreement. The Issuer will not, directly or indirectly, make payments to or from the Collection Account except in accordance with this Indenture and the Operative Documents.

     Section 3.19. Notice of Events of Default. The Issuer shall promptly, and in no event more than three Business Days following such event, give the Indenture Trustee, the Administrator and each Rating Agency written notice of each Event of Default hereunder, and each default on the part of the Administrator, the Master Servicer, the Servicer or the Depositor of its obligations under the Transfer and Servicing Agreement, to the extent a responsible officer of the Owner Trustee shall have written notice or actual knowledge thereof.

     Section 3.20. Further Instruments and Acts. Upon request of the Indenture Trustee, or the Administrator the Issuer will execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purpose of this Indenture.

     Section 3.21. Covenants of the Issuer. All covenants of the Issuer in this Indenture are covenants of the Issuer and are not covenants of the Owner Trustee in its individual capacity.

The Owner Trustee is, and any successor Owner Trustee under the Trust Agreement will be, executing this Indenture on behalf of the Issuer solely as Owner Trustee under the Trust Agreement and not in its respective individual capacity, and in no case whatsoever shall the Owner Trustee or any such successor Owner Trustee be personally liable on, or for any loss in respect of, any of the statements, representations, warranties or obligations of the Issuer hereunder, as to all of which the parties hereto agree to look solely to the property of the Issuer.

     Section 3.22. Representations and Warranties of the Issuer. (a) With respect to the Mortgage Notes, the Issuer represents and warrants that:

          (i) This Indenture creates a valid and continuing security interest (as defined in the applicable Uniform Commercial Code (the "UCC")) in the Mortgage Notes in favor of the Indenture Trustee, which security interest is prior to all other liens, and is enforceable as such against creditors of and purchasers from the Issuer;

          (ii) The Mortgage Notes constitute (or will constitute) "instruments" within the meaning of the applicable UCC;

          (iii) The Issuer owns (or will own) and has (or will have) good title to the Mortgage Notes free and clear of any lien, claim or encumbrance of any Person;

          (iv) The Issuer has (or will have) received all consents and approvals required by the terms of the Mortgage Notes to the pledge of the Mortgage Notes hereunder to the Indenture Trustee;

          (v) All original executed copies of each Mortgage Note have been or will be delivered to the Indenture Trustee (or its custodian), as set forth in the Transfer and Servicing Agreement;

          (vi) The Issuer has (or will have) received a written acknowledgement from the Indenture Trustee (or its custodian) that it is holding the Mortgage Notes solely on behalf and for the benefit of the Indenture Trustee;

          (vii) Other than the security interest granted to the Indenture Trustee pursuant to this Indenture, the Issuer has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed any of the Mortgage Notes. The Issuer has not authorized the filing of and is not aware of any financing statements against the Issuer that include a description of the collateral covering the Mortgage Notes other than a financing statement relating to the security interest granted to the Indenture Trustee hereunder or that has been terminated. The Issuer is not aware of any judgment or tax lien filings against the Issuer; and

          (viii) None of the Mortgage Notes has any marks or notations indicating that they have been pledged, assigned or otherwise conveyed to any Person other than the Indenture Trustee.

     (b) With respect to each of the Swap Agreement and the Cap Agreement, the Issuer represents and warrants that:

          (i) This Indenture creates a valid and continuing security interest (as defined in the applicable UCC) in each of the Swap Agreement and the Cap Agreement in favor of the Indenture Trustee, which security interest is prior to all other liens, and is enforceable as such against creditors of and purchasers from the Issuer;

          (ii) Each of the Swap Agreement and the Cap Agreement constitutes (or will constitute) "general intangibles," within the meaning of the applicable UCC;

          (iii) The Issuer owns (or will own) and has (or will have) good title to each of the Swap Agreement and the Cap Agreement free and clear of any lien, claim or encumbrance of any Person;

          (iv) The Issuer has (or will have) received all consents and approvals required by the terms of each of the Swap Agreement and the Cap Agreement to the pledge of such agreement hereunder to the Indenture Trustee;

          (v) The Issuer has caused or will have caused, within ten days, the filing of all appropriate financing statements in the proper filing office in the appropriate jurisdictions under applicable law in order to perfect the security interest in each of the Swap Agreement and the Cap Agreement granted to the Indenture Trustee hereunder; and

          (vi) Other than the security interest granted to the Indenture Trustee pursuant to this Indenture, the Issuer has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed the Swap Agreement or the Cap Agreement. The Issuer has not authorized the filing of and is not aware of any financing statements against the Issuer that include a description of collateral covering any of the Swap Agreement or the Cap Agreement other than a financing statement relating to the security interest granted to the Indenture Trustee hereunder or that has been terminated. The Issuer is not aware of any judgment or tax filings against the Issuer.

     (c) The representations and warranties set forth in this Section 3.22 shall survive the Closing Date and shall not be waived.

                                   ARTICLE IV

                           SATISFACTION AND DISCHARGE

     Section 4.01. Satisfaction and Discharge of Indenture. This Indenture shall cease to be of further effect with respect to the Notes, except as to (i) rights of registration of transfer and exchange, (ii) substitution of mutilated, destroyed, lost or stolen Notes, (iii) rights of Noteholders to receive payments of principal thereof and interest thereon, (iv) the rights and immunities of the Indenture Trustee hereunder (including the rights of the Indenture Trustee under Section 6.07) and the obligations of the Indenture Trustee, the Administrator and the Paying Agent, as applicable, under Sections 3.03 and 4.02 and (v) the rights of Noteholders as beneficiaries hereof with respect to the property so deposited with the Administrator payable to all or any of them, and the Indenture Trustee, on demand of and at the expense of the Issuer, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture with respect to the Notes, when either (I) the Transfer and Servicing Agreement has been terminated pursuant to Article IX thereof or (II)

     (A) either

          (1) all Notes theretofore authenticated and delivered (other than (i) Notes that have been destroyed, lost or stolen and that have been replaced or paid as provided in Section 2.05 and (ii) Notes for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Issuer and thereafter repaid to the Issuer or discharged from such trust, as provided in Section 3.03) have been delivered to the Administrator for cancellation; or

          (2) all Notes not theretofore delivered to the Administrator for cancellation

               (a) have become due and payable,

               (b) will become due and payable at the applicable Maturity Date within one year, or

               (c) are to be called for redemption within one year under arrangements satisfactory to the Administrator for the giving of notice of redemption by the Administrator in the name, and at the expense, of the Issuer, and the Issuer, in the case of (a), (b) or (c) above, has irrevocably deposited or caused to be irrevocably deposited with the Administrator cash or direct obligations of or obligations guaranteed by the United States of America (which will mature prior to the date such amounts are payable), in trust for such purpose, in an amount sufficient to pay and discharge the entire indebtedness on such Notes not theretofore delivered to the Administrator or the Note Registrar for cancellation when due to the Maturity Date or Redemption Date (if the Notes are called for redemption pursuant to Section 10.01 hereof), as the case may be;

     (B) the Issuer has paid or caused to be paid all other sums payable hereunder by the Issuer;

     (C) the Issuer has delivered to the Indenture Trustee an Officer's Certificate and an Opinion of Counsel (at the Issuer's expense) and (if required by the TIA or the Indenture Trustee) an Independent Certificate from a firm of certified public accountants, each meeting the applicable requirements of
Section 11.01 hereof and, subject to Section 11.02 hereof, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture with respect to the Notes have been complied with; and

     (D) the Issuer has delivered to each Rating Agency notice of such satisfaction and discharge.

     Section 4.02. Application of Trust Money. All moneys deposited with the Administrator pursuant to Sections 3.03 and 4.01 hereof shall be held in trust and applied by it, in accordance with the provisions of the Notes and this Indenture, to the payment, either directly or through any Paying Agent, as the Administrator may determine, to the Holders of the particular Notes for the payment or redemption of which such moneys have been deposited with the Administrator, of all sums due and to become due thereon for principal and interest; but such moneys need not be segregated from other funds except to the extent required herein or in the Transfer and Servicing Agreement or required by law.

     Section 4.03. Repayment of Moneys Held by Paying Agent. In connection with the satisfaction and discharge of this Indenture with respect to the Notes, all moneys then held by any Paying Agent other than the Administrator under the provisions of this Indenture with respect to such Notes shall, upon demand of the Issuer, be paid to the Administrator to be held and applied according to
Section 3.03 and thereupon such Paying Agent shall be released from all further liability with respect to such moneys.

     Section 4.04. Trust Money Received by Indenture Trustee. If the Indenture Trustee receives any moneys in respect of the Collateral (other than with respect to any amounts in respect of any payments or reimbursements of fees, expenses or indemnity amounts properly owing to the Indenture Trustee pursuant to the terms of any of the Operative Documents), the Indenture Trustee shall remit such funds promptly to the Administrator.

     Section 4.05. Reporting Requirements of the Commission.

     If at any time the Paying Agent is a party other than the Administrator, the Paying Agent shall provide the assessments, attestations, certificates and other notices required by this section 4.05, provided that the obligation of the Paying Agent to provide assessments of compliance and attestations under this
Section 4.05 shall be suspended upon the filing of a Form 15 suspension notice on behalf of the Trust until such time that Exchange Act reporting obligations are triggered by a subsequent public offering of any Retained Notes and written notification thereof to the Paying Agent. Notwithstanding the foregoing after the occurrence of such event and provided the Depositor is not otherwise provided with such reports or copies of such reports, the Paying Agent shall be obligated to provide a copy of such reports by March 15 of each year to the Depositor.

     (a) Assessment of Compliance.

          (i) By March 15 of each year, commencing in March 2007, the Paying Agent, at its own expense, shall furnish, and shall cause any Subservicer or Subcontractor engaged by it to furnish, at its own expense, to AMC, the Depositor, the Owner Trustee and the Administrator, a report on an assessment of compliance with the Relevant Servicing Criteria as set forth on Exhibit K to the Transfer and Servicing Agreement that contains (A) a statement by such party of its responsibility for assessing compliance with the Relevant Servicing Criteria, (B) a statement that such party used the Servicing Criteria to assess compliance with the Relevant Servicing Criteria, (C) such party's assessment of compliance with the Relevant Servicing Criteria as of and for the fiscal year covered by the Form 10-K required to be filed pursuant to Section 7.3(d) of the Transfer and Servicing Agreement, including, if there has been any material instance of noncompliance with the Relevant Servicing Criteria, a discussion of each such failure and the nature and status thereof, and (D) a statement that a registered public accounting firm has issued an attestation report on such party's assessment of compliance with the

     Relevant Servicing Criteria as of and for such period. The Depositor may rely on such certification provided by the Paying Agent in signing a Sarbanes Certification and causing such certification to be filed with the Commission.

          (ii) When the Paying Agent (and any Subservicer or Subcontractor engaged by such party) submit their assessments, such parties will also at such time include the assessment (and attestation pursuant to subsection
     (b) of this Section 4.05) of each Subservicer or Subcontractor engaged by such party and shall indicate what Relevant Servicing Criteria will be addressed in any such reports prepared by any such Subservicer or Subcontractor.

     (b) By March 15 of each year, commencing in March 2007, the Paying Agent, at its own expense, shall cause, and shall cause any Subservicer or Subcontractor engaged by it to cause, at its own expense, a registered public accounting firm (which may also render other services to the Administrator) that is a member of the American Institute of Certified Public Accountants to furnish a report to AMC, the Depositor, the Administrator and the Owner Trustee, to the effect that (A) it has obtained a representation regarding certain matters from the management of such party, which includes an assertion that such party has complied with the Relevant Servicing Criteria, and (B) on the basis of an examination conducted by such firm in accordance with standards for attestation engagements issued or adopted by the PCAOB, it is expressing an opinion as to whether such party's compliance with the Relevant Servicing Criteria was fairly stated in all material respects, or it cannot express an overall opinion regarding such party's assessment of compliance with the Relevant Servicing Criteria. In the event that an overall opinion cannot be expressed, such registered public accounting firm shall state in such report why it was unable to express such an opinion. Such report must be available for general use and not contain restricted use language.

     (c) The Paying Agent shall promptly notify AMC, the Owner Trustee, the Indenture Trustee, the Administrator and the Depositor (i) of any legal proceedings pending against the Paying Agent of the type described in Item 1117 (Section 229.1117) of Regulation AB and (ii) if the Paying Agent shall become (but only to the extent not previously disclosed to the Master Servicer and the Depositor) at any time an affiliate of any of the parties listed on Exhibit L to the Transfer and Servicing Agreement.

     (d) The Paying Agent shall give prior written notice to AMC, the Owner Trustee, the Indenture Trustee, the Administrator and the Depositor of the appointment of any Subcontractor by such party and a written description (in form and substance satisfactory to AMC and the Depositor) of the role and function of each Subcontractor utilized by such party specifying (A) the identity of each such Subcontractor and (B) which elements of the servicing criteria set forth under Item 1122(d) of Regulation AB will be addressed in assessments of compliance provided by each such Subcontractor. The Paying Agent agrees to indemnify AMC, the Depositor, the Indenture Trustee, the Issuer, the Administrator and the Master Servicer, and each of their respective directors, officers, employees and agents and hold each of them harmless from and against any losses, damages, penalties, fines, forfeitures, legal fees and expenses and related costs, judgments, and any other costs, fees and expenses that any of them may sustain arising out of or based upon the engagement of any Subcontractor in violation of this subsection or any failure by the Paying Agent, to deliver any information, report, certification, accountants' letter or other material when and as required under this Section 11.

     (e) The Paying Agent shall deliver (and shall cause any Additional Servicer engaged by it to deliver) to the Depositor, the Administrator, the Indenture Trustee and the Owner Trustee on or before March 15 of each year, commencing on March 15, 2007, an Officer's Certificate, certifying that with respect to the period ending December 31 of the prior year: (i) such Servicing Officer has reviewed the activities of such party during the preceding calendar year or portion thereof and its performance under this Agreement, or such other applicable agreement in the case of an Additional Servicer, (ii) to the best of such Servicing Officer's knowledge, based on such review, the Paying Agent has performed and fulfilled its duties, responsibilities and obligations under this Agreement, or such other applicable agreement in the case of an Additional Servicer, in all material respects throughout such year, or, if there has been a default in the fulfillment of any such duties, responsibilities or obligations, specifying each such default known to such Servicing Officer and the nature and status thereof, (iii) nothing has come to the attention of such Servicing Officer to lead such Servicing Officer to believe that the Paying Agent has failed to perform any of its duties, responsibilities and obligations under this Agreement, or such other applicable agreement in the case of an Additional Servicer, in all material respects throughout such year, or, if there has been a material default in the performance or fulfillment of any such duties, responsibilities or obligations, specifying each such default known to such Servicing Officer and the nature and status thereof.

                                    ARTICLE V

                                    REMEDIES

     Section 5.01. Events of Default. "Event of Default," wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

          (i) Default for one month or more in the payment of any Accrued Note Interest on the Notes when the same becomes due and payable under Section
     4.1 of the Transfer and Servicing Agreement;

          (ii) failure to pay the entire principal of any Note when the same becomes due and payable under the Transfer and Servicing Agreement or on the applicable Maturity Date;

          (iii) failure to observe or perform any covenant or agreement of the Issuer made in this Indenture (other than a covenant or agreement, a default in the observance or performance of which is elsewhere in this Section specifically dealt with), or any representation or warranty of the Issuer made in this Indenture or in any certificate or other writing delivered pursuant hereto or in connection herewith proving to have been incorrect in any material respect as of the time when the same shall have been made, and such default shall continue or not be cured, or the circumstance or condition in respect of which such misrepresentation or warranty was incorrect shall not have been eliminated or otherwise cured, for a period of 30 days after there shall have been given, by registered or certified mail, to the Issuer by the Indenture Trustee or to the Issuer and the Indenture Trustee by the Holders of at least 25% of the Outstanding Balance of the Notes, a written notice specifying such default or incorrect representation or warranty and requiring it to be remedied and stating that such notice is a notice of Default hereunder;

          (iv) the filing of a decree or order for relief by a court having jurisdiction in the premises in respect of the Issuer or any substantial part of the Collateral in an involuntary case under any applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of the Issuer or for any substantial part of the Collateral, or ordering the winding-up or liquidation of the Issuer's affairs, and such decree or order shall remain unstayed and in effect for a period of 60 consecutive days;

          (v) the receipt of notice from the Holder of the Ownership Certificates to the Indenture Trustee of such Holder's failure to qualify as a REIT, a Qualified REIT Subsidiary or a Disregarded Entity; or

          (vi) the commencement by the Issuer of a voluntary case under any applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or the consent by the Issuer to the entry of an order for relief in an involuntary case under any such law, or the consent by the Issuer to the appointment or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of the Issuer or for any substantial part of the Collateral, or the making by the Issuer of any general assignment for the benefit of creditors, or the failure by the Issuer generally to pay its debts as such debts become due, or the taking of any action by the Issuer in furtherance of any of the foregoing.

     The Issuer shall deliver to the Indenture Trustee, within five days after the occurrence thereof, written notice in the form of an Officer's Certificate of any event which with the giving of notice and the lapse of time would become an Event of Default under clause (iii), its status and what action the Issuer is taking or proposes to take with respect thereto.

     Section 5.02. Acceleration of Maturity; Rescission and Annulment. If an Event of Default should occur and be continuing, then and in every such case the Indenture Trustee may, or shall, at the direction of the Holders of Notes representing not less than a majority of the Outstanding Balance of the Priority Class Notes, declare all the Notes to be immediately due and payable, by a notice in writing to the Issuer (and to the Indenture Trustee if given by Noteholders), and upon any such declaration the unpaid principal amount of such Notes, together with accrued and unpaid interest on the Notes through the date of acceleration, shall become immediately due and payable.

     At any time after such declaration of acceleration of maturity has been made and before a judgment or decree for payment of the money due has been obtained by the Indenture Trustee as hereinafter in this Article V, provided the Holders of Notes representing a majority of the

Outstanding Balance of the Priority Class Notes, by written notice to the Issuer and the Indenture Trustee, may rescind and annul such declaration and its consequences if:

          (i) the Issuer has paid or deposited with the Administrator a sum sufficient to pay:

               (A) all payments of principal of and interest on all affected Priority Class Notes and all other amounts that would then be due hereunder or upon such Notes if the Event of Default giving rise to such acceleration had not occurred; and

               (B) all sums paid or advanced by the Indenture Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee and its agents and counsel; and

          (ii) all Events of Default, other than the nonpayment of the principal of the Notes that has become due solely by such acceleration, have been cured or waived as provided in Section 5.12.

No such rescission shall affect any subsequent default or impair any right consequent thereto.

     The Holders of Non-Priority Class Notes shall have no right to exercise any Noteholders' rights referred to in this Article V, except to the extent expressly provided herein.

     Section 5.03. Collection of Indebtedness and Suits for Enforcement by Indenture Trustee. (a) The Issuer covenants that if (i) default is made in the payment of any Accrued Note Interest on any Note when the same becomes due and payable, and such default continues for a period of five days, or (ii) default is made in the payment of the principal of any Note when the same becomes due and payable on the applicable Maturity Date, the Issuer will, upon demand of the Indenture Trustee, pay to the Administrator, for the benefit of the Holders of the Notes, the whole amount then due and payable on such Notes for principal and interest, with interest on the overdue principal and, to the extent payment at such rate of interest shall be legally enforceable, on overdue installments of interest at the rate borne by such Notes and, in addition thereto, pay to the Indenture Trustee such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee and its agents and counsel.

     (b) In case the Issuer shall fail forthwith to pay such amounts upon such demand, the Indenture Trustee, in its own name and as trustee of an express trust, may institute a Proceeding for the collection of the sums so due and unpaid, and may prosecute such Proceeding to judgment or final decree, and may enforce the same against the Issuer upon such Notes and collect in the manner provided by law out of the property of the Issuer upon such Notes, wherever situated, the moneys adjudged or decreed to be payable.

     (c) If an Event of Default occurs and is continuing, the Indenture Trustee may, and shall at the direction of the Holders of Priority Class Notes representing not less than a majority of the Outstanding Balance thereof, as more particularly provided in Section 5.04, proceed to protect and enforce its rights and the rights of the Noteholders, by such appropriate Proceedings as the Indenture Trustee shall deem most effective to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy or legal or equitable right vested in the Indenture Trustee by this Indenture or by law.

     (d) In case there shall be pending, relative to the Issuer or any other obligor upon the Notes or any Person having or claiming an ownership interest in the Collateral, Proceedings under Title 11 of the United States Code or any other applicable federal or state bankruptcy, insolvency or other similar law, or in case a receiver, assignee or trustee in bankruptcy or reorganization, or liquidator, sequestrator or similar official shall have been appointed for or taken possession of the Issuer or its property or such other obligor or Person, or in case of any other comparable judicial Proceedings relative to the Issuer or other obligor upon the Notes, or to the creditors or property of the Issuer or such other obligor, the Indenture Trustee, irrespective of whether the principal of any Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Indenture Trustee shall have made any demand pursuant to the provisions of this Section, shall be entitled and empowered, by intervention in such Proceedings or otherwise:

          (i) to file and prove a claim or claims for the whole amount of principal and interest owing and unpaid in respect of the Notes and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee (including any claim for reasonable compensation to the Indenture Trustee and each predecessor Indenture Trustee, and their respective agents, attorneys and counsel, and for reimbursement of all expenses and liabilities incurred, and all advances made, by the Indenture Trustee and each predecessor Indenture Trustee, except as a result of negligence or bad faith) and of the Noteholders allowed in such Proceedings;

          (ii) unless prohibited by applicable law and regulations, to vote on behalf of the Holders of Notes in any election of a trustee, a standby trustee or Person performing similar functions in any such Proceedings;

          (iii) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute all amounts received with respect to the claims of the Noteholders and of the Indenture Trustee on their behalf; and

          (iv) to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee or the Holders of Notes allowed in any Proceedings relative to the Issuer, its creditors and its property;

and any trustee, receiver, liquidator, custodian or other similar official in any such Proceeding is hereby authorized by each of such Noteholders to make payments to the Administrator and, in such event or in the event that the Indenture Trustee shall consent to the making of payments directly to such Noteholders, to pay to the Indenture Trustee such amounts as shall be sufficient to cover reasonable compensation to the Indenture Trustee, each predecessor Indenture Trustee and their respective agents, attorneys and counsel, and all other expenses and liabilities incurred by it or its agents, and all advances made, by the Indenture Trustee and each predecessor Indenture Trustee except as a result of negligence or bad faith.

     (e) Nothing herein contained shall be deemed to authorize the Indenture Trustee to authorize or consent to or vote for or accept or adopt on behalf of any Noteholder any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Holder thereof or to authorize the Indenture Trustee to vote in respect of the claim of any Noteholder in any such proceeding except, as aforesaid, to vote for the election of a trustee in bankruptcy or similar Person.

     (f) All rights of action and of asserting claims under this Indenture, or under any of the Notes, may be enforced by the Indenture Trustee without the possession of any of the Notes or the production thereof in any trial or other Proceedings relative thereto, and any such action or Proceedings instituted by the Indenture Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment, subject to the payment of the expenses, disbursements and compensation of the Indenture Trustee, each predecessor Indenture Trustee and their respective agents and attorneys, shall be for the ratable benefit of the Holders of the Notes.

     (g) In any Proceedings brought by the Indenture Trustee (and also any Proceedings involving the interpretation of any provision of this Indenture to which the Indenture Trustee shall be a party), the Indenture Trustee shall be held to represent all the Holders of the Notes, and it shall not be necessary to make any Noteholder a party to any such Proceedings.

     (h) The Swap Counterparty shall be deemed, during the term of the Swap Agreement and while such agreement is the property of the Issuer, to have a lien on the Trust Estate to the extent of the Swap Counterparty's right to payment under the Swap Agreement. Such lien shall be pari passu with the lien of the Indenture Trustee under this Indenture. The Swap Counterparty shall have no right to enforce such lien under any circumstances except to the extent that an Event of Default has occurred hereunder and the Indenture Trustee or Holders of the Priority Class Notes have declared the Notes to be immediately due and payable as provided herein.

     Section 5.04. Remedies; Priorities. (a) If an Event of Default shall have occurred and be continuing, the Indenture Trustee may, and at the direction of Holders of Priority Class Notes representing a majority of the Outstanding Balance thereof shall, do one or more of the following (subject to Section 5.05):

          (i) institute Proceedings in its own name and as trustee of an express trust for the collection of all amounts then payable on the Notes or under this Indenture with respect thereto, whether by declaration or otherwise, enforce any judgment obtained and collect from the Issuer and any other obligor upon such Notes moneys adjudged due;

          (ii) institute Proceedings from time to time for the complete or partial foreclosure of this Indenture with respect to the Collateral;

          (iii) exercise any remedies of a secured party under the Relevant UCC and take any other appropriate action to protect and enforce the rights and remedies of the Indenture Trustee and the Holders of the Notes; and

          (iv) sell the Collateral or any portion thereof or rights or interest therein, at one or more public or private sales called and conducted in any manner permitted by law;

provided, however, that the Indenture Trustee may not sell or otherwise liquidate any Collateral following an Event of Default, other than an Event of Default described in Section 5.01(i) or (ii), unless (A) the Holders of 100% of the Outstanding Balance or Percentage Interest of the Notes consent thereto, (B) the proceeds of such sale or liquidation distributable to the Noteholders are sufficient to discharge in full all amounts then due and unpaid upon such Notes for principal and interest or (C) the Indenture Trustee determines, based on information provided by the Administrator, that the Collateral will not continue to provide sufficient funds for the payment of principal of and interest on the Notes as they would have become due if the Notes had not been declared due and payable, and the Indenture Trustee receives the consent of Holders of 66-2/3% of the Voting Interests of the Notes. In determining such sufficiency or insufficiency with respect to clauses (B) and (C), the Indenture Trustee shall be entitled to receive and rely upon an opinion of an Independent investment banking or accounting firm of national reputation as to the feasibility of such proposed action and as to the sufficiency of the Collateral for such purpose.

     (b) If the Indenture Trustee collects any money or property pursuant to this Article V, it shall pay out the money or property in the following order:

          first: in the following order, to the Indenture Trustee, for any costs or expenses, including any reasonable out-of-pocket attorneys' fees, incurred by it in connection with the enforcement of the remedies provided for in this Article V and for any other unpaid amounts due to the Indenture Trustee hereunder; to the Administrator for any amounts due and owing to it under the Administration Agreement; to the Custodian and the Master Servicer, to the extent of any fees and expenses due and owing to each of them under the Transfer and Servicing Agreement; and to the Owner Trustee, to the extent of any fees and expenses due and owing to it (including pursuant to Section 7.03 of the Trust Agreement) and for any other unpaid amounts due to the Owner Trustee hereunder or under the Transfer and Servicing Agreement;

          second: to the Swap Counterparty, any Net Swap Payment or Swap Termination Payment owed to the Swap Counterparty, to the extent that any such Swap Termination Payment is not due to a Swap Counterparty Trigger Event;

          third: to the Master Servicer and the Servicer for any Servicing Fees then due and unpaid and any unreimbursed Advances and other servicing advances;

          fourth: to the applicable parties, any other outstanding expenses of the Trust remaining unpaid;

          fifth: to the Notes, all accrued and unpaid interest thereon and amounts in respect of principal, together with all Prepayment Penalties paid to the Trust during the related Prepayment Period, in each case in according to the priorities set forth in Section 4.1 of the Transfer and Servicing Agreement; provided, however, that accrued and unpaid interest shall be paid to Noteholders of each Class of Notes before any payments in respect of principal;

          sixth: to the Swap Counterparty, any unpaid Swap Termination Payment triggered by a Swap Counterparty Trigger Event owed to the Swap Counterparty; and

          seventh: to the Owner Trustee or its Paying Agent for any amounts to be distributed to the Holder of the Ownership Certificates.

     The Administrator may fix a record date and payment date for any payment to Noteholders pursuant to this Section. At least 15 days before such record date, the Issuer shall mail to each Noteholder and the Indenture Trustee a notice that states the record date, the payment date and the amount to be paid.

     Section 5.05. Optional Preservation of the Collateral. If the Notes have been declared to be due and payable under Section 5.02 following an Event of Default and such declaration and its consequences have not been rescinded and annulled, the Indenture Trustee may, but need not, elect to maintain possession of the Collateral. It is the desire of the parties hereto and the Noteholders that there be at all times sufficient funds for the payment of principal of and interest on the Notes, and the Indenture Trustee shall take such desire into account when determining whether or not to maintain possession of the Collateral. In determining whether to maintain possession of the Collateral, the Indenture Trustee shall be entitled to receive and rely upon an opinion (at the expense of the Issuer) of an Independent investment banking or accounting firm of national reputation as to the feasibility of such proposed action and as to the sufficiency of the Collateral for such purpose.

     Section 5.06. Limitation of Suits. Other than as otherwise expressly provided herein in the case of an Event of Default, no Holder of any Note shall have any right to institute any Proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

          (i) such Holder has previously given written notice to the Indenture Trustee of a continuing Event of Default;

          (ii) the Holders of not less than 25% of the Outstanding Balance of the Notes have made written request to the Indenture Trustee to institute such Proceeding in respect of such Event of Default in its own name as Indenture Trustee hereunder;

          (iii) such Holder or Holders have offered to the Indenture Trustee indemnity satisfactory to it against the costs, expenses and liabilities to be incurred in complying with such request;

          (iv) the Indenture Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute such Proceedings; and

          (v) no direction inconsistent with such written request has been given to the Indenture Trustee during such 60-day period by the Holders of a majority of the Outstanding Balance of the Notes.

     It is understood and intended that no one or more Holders of Notes shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders of Notes or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided.

     In the event the Indenture Trustee shall receive conflicting or inconsistent requests and indemnity from two or more groups of Holders of Notes, each representing less than a majority of the Outstanding Balance of the Notes, the Indenture Trustee shall take the action requested by the Holders of the largest percentage in Outstanding Balance of the Notes and, if there is no single largest percentage in Outstanding Balance of the Notes, shall take no action, notwithstanding any other provisions of this Indenture.

     Section 5.07. Unconditional Rights of Noteholders To Receive Principal and Interest. Notwithstanding any other provisions in this Indenture, the Holder of any Note shall have the right, which is absolute and unconditional, to receive payment of the principal of and interest, if any, on such Note on or after the respective due dates thereof expressed in such Note or in this Indenture (or, in the case of redemption, on or after the Redemption Date) to institute suit for the enforcement of any such payment, and such right shall not be impaired without the consent of such Holder.

     Section 5.08. Restoration of Rights and Remedies. If the Indenture Trustee or any Noteholder has instituted any Proceeding to enforce any right or remedy under this Indenture and such Proceeding has been discontinued or abandoned for any reason or has been determined adversely to the Indenture Trustee or to such Noteholder, then and in every such case the Issuer, the Indenture Trustee and the Noteholders shall, subject to any determination in such Proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Indenture Trustee and the Noteholders shall continue as though no such Proceeding had been instituted.

     Section 5.09. Rights and Remedies Cumulative. No right or remedy herein conferred upon or reserved to the Indenture Trustee or to the Noteholders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

     Section 5.10. Delay or Omission Not a Waiver. No delay or omission of the Indenture Trustee or any Holder of any Note to exercise any right or remedy accruing upon any Default or Event of Default shall impair any such right or remedy or constitute a waiver of any such Default or Event of Default or an acquiescence therein. Every right and remedy given by this Article V or by law to the Indenture Trustee or to the Noteholders may be exercised from time to time, and as often as may be deemed expedient, by the Indenture Trustee or by the Noteholders, as the case may be.

     Section 5.11. Control by Noteholders. Except as otherwise provided in
Section 5.02, the Holders of a majority of the Outstanding Balance of the Notes shall have the right to direct the time, method and place of conducting any Proceeding for any remedy available to the Indenture

Trustee with respect to the Notes or exercising any trust or power conferred on the Indenture Trustee; provided that:

          (i) such direction shall not be in conflict with any rule of law or with this Indenture;

          (ii) subject to the express terms of Section 5.04, any direction to the Indenture Trustee to sell or liquidate the Collateral shall be by Holders of Notes representing not less than 100% of the Outstanding Balance of the Notes;

          (iii) if the conditions set forth in Section 5.05 have been satisfied and the Indenture Trustee elects to retain the Collateral pursuant to such Section, then any direction to the Indenture Trustee by Holders of Notes representing less than 100% of the Outstanding Balance of the Notes to sell or liquidate the Collateral shall be of no force and effect; and

          (iv) the Indenture Trustee may take any other action deemed proper by the Indenture Trustee that is not inconsistent with such direction.

     Notwithstanding the rights of the Noteholders set forth in this Section, subject to Section 6.01(g), the Indenture Trustee need not take any action that it determines might involve it in liability or might materially adversely affect the rights of any Noteholders not consenting to such action.

     Section 5.12. Waiver of Past Defaults. Prior to the declaration of the acceleration of the maturity of the Notes as provided in Section 5.02, the Holders of Notes of not less than a majority of the Outstanding Balance of the Notes may waive, in writing, any past Default or Event of Default and its consequences except a Default (a) in payment of principal of or interest on any of the Notes or (b) in respect of a covenant or provision hereof which cannot be modified or amended without the consent of the Holder of each Note. In the case of any such waiver, the Issuer, the Indenture Trustee and the Holders of the Notes shall be restored to their former positions and rights hereunder, respectively; but no such waiver shall extend to any subsequent or other Default or impair any right consequent thereto.

     Upon any such waiver, such Default shall cease to exist and be deemed to have been cured and not to have occurred, and any Event of Default arising therefrom shall be deemed to have been cured and not to have occurred, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Default or Event of Default or impair any right consequent thereto.

     Section 5.13. Undertaking for Costs. All parties to this Indenture agree, and each Holder of a Note by such Holder's acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Indenture Trustee for any action taken, suffered or omitted by it as Indenture Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to (a) any suit instituted by the Indenture Trustee, (b) any suit instituted by any Noteholder, or group of Noteholders, in each case holding in the aggregate more than 10% of the Outstanding Balance or Percentage Interest of the Notes or (c) any suit instituted by any Noteholder for the enforcement of the payment of principal of or interest on any Note on or after the respective due dates expressed in such Note and in this Indenture (or, in the case of redemption, on or after the Redemption Date).

     Section 5.14. Waiver of Stay or Extension Laws. The Issuer covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, that may affect the covenants or the performance of this Indenture; and the Issuer (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Indenture Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

     Section 5.15. Action on Notes. The Indenture Trustee's right to seek and recover judgment on the Notes or under this Indenture shall not be affected by the seeking, obtaining or application of any other relief under or with respect to this Indenture. Neither the lien of this Indenture nor any rights or remedies of the Indenture Trustee or the Noteholders shall be impaired by the recovery of any judgment by the Indenture Trustee against the Issuer or by the levy of any execution under such judgment upon any portion of the Collateral or upon any of the assets of the Issuer. Any money or property collected by the Indenture Trustee and remitted to the Administrator shall be applied by the Administrator in accordance with Section 5.04(b).

     Section 5.16. Performance and Enforcement of Certain Obligations. (a) Promptly following a request from the Indenture Trustee to do so, the Issuer shall take all such lawful action as the Indenture Trustee may request to compel or secure the performance and observance by the Seller, the Depositor, the Administrator, the Master Servicer or the Servicer, as applicable, of each of their obligations to the Issuer under or in connection with the Sale Agreement and the Transfer and Servicing Agreement, and to exercise any and all rights, remedies, powers and privileges lawfully available to the Issuer under or in connection with the Transfer and Servicing Agreement to the extent and in the manner directed by the Indenture Trustee, including the transmission of notices of default on the part of the Seller, the Depositor, the Administrator, the Master Servicer or the Servicer, as applicable, under the Sale Agreement and Transfer and Servicing Agreement and the institution of legal or administrative actions or proceedings to compel or secure performance by the Seller, the Depositor, the Administrator, the Master Servicer or the Servicer, as applicable, of each of their applicable obligations under the Sale Agreement and the Transfer and Servicing Agreement.

     (b) If an Event of Default has occurred and is continuing, the Indenture Trustee may, and at the direction (which direction shall be in writing or by telephone (confirmed in writing promptly thereafter)) of the Holders of a majority of the Outstanding Balance of the Priority Class Notes shall, exercise all rights, remedies, powers, privileges and claims of the Issuer against the Depositor, the Administrator, the Master Servicer or the Servicer under or in connection with the Transfer and Servicing Agreement or the Seller under or in connection with the Sale Agreement, including the right or power to take any action to compel or secure performance or observance by the Seller, the Depositor, the Administrator, the Master Servicer or the Servicer, of each of their respective obligations to the Issuer thereunder and to give any consent, request, notice, direction, approval, extension or waiver under the Transfer and Servicing Agreement, and any right of the Issuer to take such action shall be suspended.

                                   ARTICLE VI

                              THE INDENTURE TRUSTEE

     Section 6.01. Duties of Indenture Trustee. (a) If an Event of Default has occurred and is continuing, the Indenture Trustee shall exercise the rights and powers vested in it by this Indenture and use the same degree of care and skill in its exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

     (b) Except during the continuance of an Event of Default:

          (i) the Indenture Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture and shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Indenture and no implied covenants or obligations shall be read into this Indenture against the Indenture Trustee; and

          (ii) in the absence of bad faith on its part, the Indenture Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Indenture Trustee and on their face conforming to the requirements of this Indenture; however, the Indenture Trustee shall examine the certificates and opinions to determine whether or not they conform on their face to the requirements of this Indenture.

     (c) The Indenture Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act, its own willful misconduct or its own bad faith, except that:

          (i) this paragraph does not limit the effect of paragraph (b) of this Section;

          (ii) the Indenture Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer unless it is proved that the Indenture Trustee was negligent in ascertaining the pertinent facts;

          (iii) the Indenture Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with this Indenture or upon a direction received by it from the requisite Noteholders pursuant to Article V; and

          (iv) the Indenture Trustee shall not be required to take notice or be deemed to have notice or knowledge of (a) any failure by the Issuer to comply with its obligations hereunder or in the Operative Documents or (b) any Default or Event of Default, unless a Responsible Officer of the Indenture Trustee assigned to and working in its corporate trust department obtains actual knowledge of such Default or Event of Default or shall have received written notice thereof. In the absence of such actual knowledge or notice, the Indenture Trustee may conclusively assume that there is no Default or Event of Default.

     (d) Every provision of this Indenture that in any way relates to the Indenture Trustee is subject to the provisions of this Section.

     (e) The Indenture Trustee shall not be liable for indebtedness evidenced by or arising under any of the Operative Documents, including principal of or interest on the Notes, or interest on any money received by it.

     (f) Money held in trust by the Indenture Trustee need not be segregated from other funds except to the extent required by law or the terms of this Indenture or the Transfer and Servicing Agreement.

     (g) No provision of this Indenture shall require the Indenture Trustee to expend, advance or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers, if it shall have reasonable grounds to believe that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it provided, however, that the Indenture Trustee shall not refuse or fail to perform any of its duties hereunder solely as a result of nonpayment of its normal fees and expenses.

     (h) Every provision of this Indenture or any Operative Document relating to the conduct or affecting the liability of or affording protection to the Indenture Trustee shall be subject to the provisions of this Section, Section
6.02 and to the provisions of the TIA.

     (i) The Indenture Trustee shall execute and deliver the Transfer and Servicing Agreement and such other documents and instruments as shall be necessary or appropriate in accordance with its duties and obligations under this Indenture.

     (j) The Indenture Trustee shall not have any duty or obligation to manage, make any payment with respect to, register, record, sell, dispose of, or otherwise deal with the Collateral, or to otherwise take or refrain from taking any action under, or in connection with, any document contemplated hereby to which the Indenture Trustee is a party, except as expressly provided (i) in accordance with the powers granted to and the authority conferred upon the Indenture Trustee pursuant to this Agreement or any other Operative Document, and (ii) in accordance with any document or instruction delivered to the Indenture Trustee pursuant to the terms of this Agreement; and no implied duties or obligations shall be read into this Agreement or any Operative Document against the Indenture Trustee. The Indenture Trustee agrees that it will, at its own cost and expense, promptly take all action as may be necessary to discharge any liens on any part of the Collateral that result from actions by, or claims against itself (in its individual capacity, and not in the capacity of Indenture Trustee) that are not related to the administration of the Collateral.

     (k) Neither the Indenture Trustee nor the Administrator shall have any liability or responsibility for the acts or omissions of the other Person, it being understood that this Indenture shall not be construed to render them agents of one another.

     Section 6.02. Rights of Indenture Trustee. (a) The Indenture Trustee may rely on any document believed by it to be genuine and to have been signed or presented by the proper person. The Indenture Trustee need not investigate any fact or matter stated in the document.

     (b) Before the Indenture Trustee acts or refrains from acting, it may require an Officer's Certificate or an Opinion of Counsel, which shall not be at the expense of the Indenture Trustee. The Indenture Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on an Officer's Certificate or Opinion of Counsel. The right of the Indenture Trustee to perform any discretionary act enumerated in this Indenture or in any Operative Document shall not be construed as a duty and the Indenture Trustee shall not be answerable for other than its negligence or willful misconduct in the performance of such act.

     (c) The Indenture Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys or a custodian or nominee.

     (d) The Indenture Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers; provided, that the Indenture Trustee's conduct does not constitute willful misconduct, negligence or bad faith.

     (e) The Indenture Trustee may consult with counsel, and any Opinion of Counsel with respect to legal matters relating to this Indenture, any Operative Document and the Notes shall be full and complete authorization and protection from liability in respect to any action taken, omitted or suffered by it hereunder in good faith and in accordance with any Opinion of Counsel of such counsel.

     (f) In the event that the Indenture Trustee is also acting as Paying Agent, Note Registrar, Custodian or Administrator hereunder or under any Operative Document, the rights and protections afforded to the Indenture Trustee pursuant to this Article VI shall be afforded to such Paying Agent, Note Registrar, Custodian and Administrator.

     Section 6.03. Individual Rights of Indenture Trustee. The Indenture Trustee in its individual or any other capacity may become the owner or pledgee of Notes and may otherwise deal with the Issuer or its Affiliates with the same rights it would have if it were not Indenture Trustee. Any Paying Agent, Note Registrar, co-registrar or co-paying agent may do the same with like rights. However, the Indenture Trustee must comply with Section 6.11.

     Section 6.04. Indenture Trustee's Disclaimer. The Indenture Trustee shall not be responsible for and makes no representation as to the validity or adequacy of any of the Operative Documents or the Notes or the sufficiency of the Collateral; it shall not be accountable for the Issuer's use of the proceeds from the Notes, and it shall not be responsible for any statement of the Issuer or the Servicer in this Indenture, any Operative Document or in any other document issued in connection with the sale of the Notes or in the Notes.

     Section 6.05. Notice of Defaults. If a Default occurs and is continuing and if a Responsible Officer of the Indenture Trustee has actual knowledge thereof, the Indenture Trustee shall give prompt written notice thereof to each Noteholder.

     Section 6.06. Reports by Indenture Trustee to Holders. The Administrator on behalf of the Indenture Trustee shall comply with the provisions of Section 4.5(b) of the Transfer and Servicing Agreement.

     Section 6.07. Compensation and Indemnity. The Indenture Trustee shall be entitled, as compensation for its services, the Indenture Trustee Fee to be paid by the Master Servicer as provided in the Transfer and Servicing Agreement. The Indenture Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust. The Indenture Trustee and any co-trustee shall be reimbursed on behalf of the Issuer from funds in the Accounts, as provided in the Transfer and Servicing Agreement, for all reasonable ordinary out-of-pocket expenses incurred or made by it, including costs of collection, in addition to the compensation for its services (as provided in the Transfer and Servicing Agreement). Reimbursable expenses under this Section shall include the reasonable compensation and expenses, disbursements and advances of the Indenture Trustee's agents, counsel, accountants and experts. The Issuer shall indemnify the Indenture Trustee, any co-trustee and their respective employees, directors and agents, as provided in the Transfer and Servicing Agreement and from funds in the Accounts, against any and all claim, loss, liability or expense (including attorneys' fees) incurred by it in connection with the administration of this trust and the performance of its duties hereunder or under any Operative Document. The Indenture Trustee or co-trustee, as applicable, shall notify the Issuer promptly of any claim for which it may seek indemnity. Failure by the Indenture Trustee or the co-trustee, as applicable, to so notify the Issuer shall not relieve the Issuer of its obligations hereunder. The Issuer shall defend any such claim, and the Indenture Trustee and any co-trustee may have separate counsel fees and expenses of such counsel shall be payable on behalf of the Issuer from funds in the Accounts. The Issuer shall not be required to reimburse any expense or indemnify against any loss, liability or expense incurred by the Indenture Trustee or any co-trustee, as applicable, through the Indenture Trustee's or co-trustee's, as the case may be, own willful misconduct, negligence or bad faith.

     The Issuer's obligations to the Indenture Trustee and any co-trustee pursuant to this Section shall survive the resignation or removal of the Indenture Trustee and the termination of this Indenture. When the Indenture Trustee or any co-trustee incurs expenses after the occurrence of a Default specified in Section 5.01(iv) or (v) with respect to the Issuer, the expenses are intended to constitute expenses of administration under Title 11 of the United States Code or any other applicable federal or state bankruptcy, insolvency or similar law.

     Section 6.08. Replacement of Indenture Trustee. No resignation or removal of the Indenture Trustee and no appointment of a successor Indenture Trustee shall become effective until the acceptance of appointment by the successor Indenture Trustee pursuant to this Section. The Indenture Trustee may resign at any time by giving 60 days' written notice thereof to the Depositor, the Issuer, each Noteholder and each Rating Agency. The Issuer shall remove the Indenture Trustee if:

          (i) the Indenture Trustee fails to comply with Section 6.11;

          (ii) the Indenture Trustee is adjudged bankrupt or insolvent;

          (iii) a receiver or other public officer takes charge of the Indenture Trustee or its property; or

          (iv) the Indenture Trustee otherwise becomes incapable of acting.

     If the Indenture Trustee resigns or is removed or if a vacancy exists in the office of the Indenture Trustee for any reason (the Indenture Trustee in such event being referred to herein as the retiring Indenture Trustee), the Issuer shall promptly appoint a successor Indenture Trustee that satisfies the eligibility requirements of Section 6.11.

     The resigning or removed Indenture Trustee agrees to cooperate with any successor Indenture Trustee in effecting the termination of the resigning or removed Indenture Trustee's responsibilities and rights hereunder and shall promptly provide such successor Indenture Trustee all documents and records reasonably requested by it to enable it to assume the Indenture Trustee's functions hereunder.

     A successor Indenture Trustee shall deliver a written acceptance of its appointment to the retiring Indenture Trustee and to the Issuer. Thereupon the resignation or removal of the retiring Indenture Trustee shall become effective, and the successor Indenture Trustee shall have all the rights, powers and duties of the Indenture Trustee under this Indenture. The successor Indenture Trustee shall mail a notice of its succession to Noteholders. The retiring Indenture Trustee shall promptly transfer all property held by it as Indenture Trustee to the successor Indenture Trustee.

     If a successor Indenture Trustee does not take office within 30 days after the retiring Indenture Trustee resigns or is removed, the retiring Indenture Trustee, the Issuer or the Holders of a majority in Outstanding Balance of the Notes may petition any court of competent jurisdiction for the appointment of a successor Indenture Trustee.

     If the Indenture Trustee fails to comply with Section 6.11, any Noteholder may petition any court of competent jurisdiction for the removal of the Indenture Trustee and the appointment of a successor Indenture Trustee.

     Section 6.09. Successor Indenture Trustee or Administrator by Merger. (a) If the Indenture Trustee or Administrator consolidates with, merges or converts into, or transfers all or substantially all its corporate trust business or assets to, another corporation or banking association, as applicable, the resulting, surviving or transferee corporation without any further act shall be the successor Indenture Trustee or successor Administrator, as the case may be; provided that such corporation or banking association shall be otherwise qualified and eligible hereunder and under any other Operative Document. The Indenture Trustee shall provide each Rating Agency prior written notice of any such transaction. As a condition to a succession to the Indenture Trustee under this Indenture by any Person (i) into which the Indenture Trustee may be merged or consolidated, or (ii) which may be appointed as a successor to the Indenture Trustee, the Indenture Trustee shall notify AMC, the Master Servicer, the Administrator and the Depositor, at least 15 calendar days prior to the effective date of such succession or appointment, of such succession or appointment and shall furnish to AMC, the Master Servicer, the Administrator and the Depositor in writing and in form and substance reasonably satisfactory to AMC, the Master Servicer, the Administrator and the Depositor, all information reasonably necessary for the Administrator to accurately and timely report on a Form 8-K pursuant to the Exchange Act (if such reports under the Exchange Act are required to be filed under the Exchange Act).

     At the time of such successor or successors by merger, conversion or consolidation to the Administrator, if any of the Notes shall have been authenticated by the Administrator but not delivered, any such successor to the Administrator may adopt the certificate of authentication of any predecessor administrator and deliver such Notes so authenticated; and in case at that time any of the Notes shall not have been authenticated, any successor to the Administrator may authenticate such Notes either in the name of any predecessor hereunder or in the name of the successor to the Administrator; and in all such cases such certificates shall have the full force which it is anywhere in the Notes or in this Indenture provided that the certificate of the Administrator shall have.

     Section 6.10. Appointment of Co-Indenture Trustee or Separate Indenture Trustee.

     (a) Notwithstanding any other provisions of this Indenture, at any time, for the purpose of meeting any legal requirement of any jurisdiction in which any part of the Collateral may at the time be located, the Indenture Trustee shall have the power and may execute and deliver all instruments to appoint one or more Persons to act as a co-trustee or co-trustees, or separate trustee or separate trustees, of all or any part of the Trust, and to vest in such Person or Persons, in such capacity and for the benefit of the Noteholders, such title to the Collateral, or any part hereof, and, subject to the other provisions of this Section, such powers, duties, obligations, rights and trusts as the Indenture Trustee may consider necessary or desirable. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 6.11 and no notice to Noteholders of the appointment of any co-trustee or separate trustee shall be required under
Section 6.08 hereof.

     (b) Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

          (i) all rights, powers, duties and obligations conferred or imposed upon the Indenture Trustee shall be conferred or imposed upon and exercised or performed by the Indenture Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Indenture Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed the Indenture Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Collateral or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Indenture Trustee;

          (ii) no trustee hereunder shall be personally liable by reason of any act or omission of any other trustee hereunder; and

          (iii) the Indenture Trustee may at any time accept the resignation of or remove any separate trustee or co-trustee.

     (c) Any notice, request or other writing given to the Indenture Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Indenture and the conditions of this Article VI. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Indenture Trustee or separately, as may be provided therein, subject to all the provisions of this Indenture, specifically including every provision of this Indenture relating to the conduct of, affecting the liability of, or affording protection to, the Indenture Trustee. Every such instrument shall be filed with the Indenture Trustee.

     (d) Any separate trustee or co-trustee may at any time constitute the Indenture Trustee, its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Indenture on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Indenture Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

     (e) Notwithstanding the foregoing, no such co-trustee or separate trustee shall be vested with any powers, rights or remedies under this Indenture unless such party has agreed to comply with Section 6.14 of this Indenture.

     Section 6.11. Eligibility; Disqualification. The Indenture Trustee shall at all times (i) satisfy the requirements of TIA Section 310(a), (ii) have a combined capital and surplus of at least $100,000,000 as set forth in its most recently published annual report of condition, (iii) have a long-term debt rating equivalent to "A" or better by the Rating Agencies or be otherwise acceptable to the Rating Agencies and (iv) not be an Affiliate of the Issuer or the Owner Trustee. The Indenture Trustee shall comply with TIA Section 310(b), including the optional provision permitted by the second sentence of TIA Section 310(b)(9); provided, however, that there shall be excluded from the operation of TIA Section 310(b)(1) any indenture or indentures under which other securities of the Issuer are outstanding if the requirements for such exclusion set forth in TIA Section 310(b)(1) are met.

     Section 6.12. Representations and Warranties. The Indenture Trustee hereby represents that:

     (a) the Indenture Trustee is duly organized and validly existing as a national banking association in good standing under the laws of the United States with power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted;

     (b) the Indenture Trustee has the power and authority to execute and deliver this Indenture and to carry out its terms; and the execution, delivery and performance of this Indenture have been duly authorized by the Indenture Trustee by all necessary corporate action;

     (c) the consummation of the transactions contemplated by this Indenture and the fulfillment of the terms hereof do not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under the articles of organization or bylaws of the Indenture Trustee or any agreement or other instrument to which the Indenture Trustee is a party or by which it is bound which would have a material adverse effect on the Indenture Trustee's performance hereunder; and

     (d) to the Indenture Trustee's knowledge, there are no proceedings or investigations pending or threatened before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Indenture Trustee or its properties: (i) asserting the invalidity of this Indenture, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Indenture or (iii) seeking any determination or ruling that might materially and adversely affect the performance by the Indenture Trustee of its obligations under, or the validity or enforceability of, this Indenture.

     Section 6.13. Preferential Collection of Claims Against Issuer. The Indenture Trustee shall comply with TIA Section 311(a), excluding any creditor relationship listed in TIA Section 311(b). An Indenture Trustee which has resigned or been removed shall be subject to TIA Section 311(a) to the extent indicated.

                                   ARTICLE VII

                         NOTEHOLDERS' LISTS AND REPORTS

     Section 7.01. Issuer To Furnish Names and Addresses of Noteholders. The Note Registrar will furnish or cause to be furnished to the Indenture Trustee or at the Indenture Trustee's direction (a) not more than five days after each Record Date, a list, in such form as the Indenture Trustee may reasonably require, of the names and addresses of the Holders of Notes as of such Record Date, and (b) at such other times as the Indenture Trustee may request in writing, within 30 days after receipt by the Note Registrar of any such request, a list of similar form and content as of a date not more than 10 days prior to the time such list is furnished; provided, however, that so long as the Indenture Trustee is the Note Registrar, no such list shall be required to be furnished.

     Section 7.02. Preservation of Information; Communications to Noteholders.
(a) The Note Registrar shall preserve, in as current a form as is reasonably practicable, the names and addresses of the Holders of Notes contained in the most recent list furnished to the Administrator as provided in Section 7.01 and the names and addresses of Holders of Notes received by the Administrator in its capacity as Note Registrar. The Administrator may destroy any list furnished to it as provided in such Section 7.01 upon receipt of a new list so furnished. If three or more Noteholders, or one or more Holders of a Class of Notes evidencing not less than 25% of the Outstanding Balance thereof (hereinafter referred to as "Applicants"), apply in writing to the Administrator or the Indenture Trustee, and such application states that the Applicants desire to communicate with other holders with respect to their rights under this Indenture or under the Notes, then the Administrator shall, within five Business Days after the receipt of such application, afford such Applicants access, during normal business hours, to the current list of Holders. Every Holder, by receiving and holding a Note, agrees with the Issuer, the Indenture Trustee and the Administrator that none of the Issuer, the Indenture Trustee or the Administrator shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders under this Indenture, regardless of the source from which such information was derived.

     (b) Noteholders may communicate pursuant to TIA Section 312(b) with other Noteholders with respect to their rights under this Indenture or under the Notes.

     (c) The Issuer, the Indenture Trustee and the Administrator shall have the protection of TIA Section 3l2(c).

     Section 7.03. Reports by Issuer. (a) The Issuer shall:

          (i) file with the Commission in accordance with the rules and regulations prescribed from time to time by the Commission such additional information, documents and reports with respect to compliance by the Issuer with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations; and

          (ii) supply to the Administrator (and the Administrator shall transmit by mail to all Noteholders described in TIA Section 313(c)) such summaries of any information, documents and reports required to be filed by the Issuer pursuant to clause (i) of this Section 7.03(a) and by rules and regulations prescribed from time to time by the Commission.

     (b) Unless the Issuer otherwise determines, the fiscal year of the Issuer shall end on December 31 of each year.

     Section 7.04. Reports by Indenture Trustee. If required by TIA Section 313(a) and such requirement is not otherwise satisfied, within 60 days after each January 30, beginning with March 31, 2007, the Indenture Trustee shall prepare, based on information provided to it, and furnish to the Administrator and the Administrator shall mail to each Noteholder as required by TIA Section 313(c) a brief report dated as of such date that complies with TIA Section 313(a). The Indenture Trustee shall also comply with TIA Section 313(b).

     A copy of each report at the time of its mailing to Noteholders shall be filed by the Administrator with the Commission.

                                  ARTICLE VIII

                      ACCOUNTS, DISBURSEMENTS AND RELEASES

     Section 8.01. Collection of Money. Except as otherwise expressly provided herein, the Indenture Trustee may demand payment or delivery of, and shall receive and collect (or direct such funds to the Administrator), directly and without intervention or assistance of any fiscal agent or other intermediary, all money and other property payable to or receivable by the Indenture Trustee or the Administrator pursuant to this Indenture. The Administrator shall apply all such money received by it as provided in this Indenture. Except as otherwise expressly provided in this Indenture, if any default occurs in the making of any payment or performance under any agreement or instrument that is part of the Collateral, the Indenture Trustee may take such action as may be appropriate to enforce such payment or performance, including the institution and prosecution of appropriate Proceedings. Any such action shall be without prejudice to any right to claim a Default or Event of Default under this Indenture and any right to proceed thereafter as provided in Article V.

     Section 8.02. Note Payment Account and Certificate Distribution Account.
(a) On or prior to the Closing Date, the Administrator on behalf of the Indenture Trustee shall establish and maintain in its name the Note Payment Account and the Certificate Distribution Account, each as provided in Article III of the Transfer and Servicing Agreement.

     (b) On each Payment Date and Redemption Date, the Paying Agent shall distribute all amounts on deposit in the Note Payment Account as provided in
Section 4.1 of the Transfer and Servicing Agreement.

     (c) On each Payment Date and each Redemption Date, the Owner Trustee or the Certificate Paying Agent, as applicable, is hereby authorized to make the distributions from the Certificate Distribution Account as required pursuant to
Section 4.1 of the Transfer and Servicing Agreement.

     Section 8.03. General Provisions Regarding Accounts. Funds in the Note Payment Account maintained by the Administrator on behalf of the Indenture Trustee shall be invested as provided in the Transfer and Servicing Agreement.

     Section 8.04. Release of Collateral. (a) Subject to the payment of its fees and expenses pursuant to Section 6.07, the Indenture Trustee may, and when required by the provisions of this Indenture and the Transfer and Servicing Agreement shall, execute instruments to release property from the lien of this Indenture, or convey the Indenture Trustee's interest in the same, in a manner and under circumstances that are not inconsistent with the provisions of this Indenture. No party relying upon an instrument executed by the Indenture Trustee as provided in this Article VIII shall be bound to ascertain the Indenture Trustee's authority, inquire into the satisfaction of any conditions precedent or see to the application of any monies.

     (b) The Indenture Trustee shall, at such time as the Administrator notifies the Indenture Trustee in writing that there are no Notes outstanding and all sums due to the Noteholders pursuant to the Transfer and Servicing Agreement and any fees and expenses of the Indenture Trustee, the Master Servicer, the Administrator, the Custodian, the Owner Trustee and the Servicer pursuant to this Indenture or any other Operative Document have been paid, release any remaining portion of the Collateral that secured the Notes from the lien of this Indenture, the Administrator shall release to the Issuer or any other Person entitled thereto any funds then on deposit in the Note Payment Account and the Indenture Trustee shall assign or transfer any outstanding Swap Agreements or Cap Agreements. The Indenture Trustee shall release property from the lien of this Indenture pursuant to this subsection (b) only upon receipt of an Issuer Request accompanied by an Officer's Certificate, an Opinion of Counsel and (if required by the TIA) Independent Certificates in accordance with TIA Sections 314(c) and 314(d)(1) meeting the applicable requirements of Section 11.01 hereof.


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

                                   ARTICLE IX

                             SUPPLEMENTAL INDENTURES

     Section 9.01. Supplemental Indentures Without Consent of Noteholders. (a) Without the consent of the Holders of any Notes but with prior notice to each Rating Agency, the Issuer, the Administrator and the Indenture Trustee, when authorized by an Issuer Order, at any time and from time to time, may enter into one or more indentures supplemental hereto (which shall conform to the provisions of the Trust Indenture Act as in force at the date of the execution thereof), for any of the following purposes:

          (i) to correct or amplify the description of any property at any time subject to the lien of this Indenture, or better to assure, convey and confirm unto the Indenture Trustee any property subject or required to be subjected to the lien of this Indenture, or to subject to the lien of this Indenture additional property;

          (ii) to evidence the succession, in compliance with the applicable provisions hereof, of another person to the Issuer, and the assumption by any such successor of the covenants of the Issuer herein and in the Notes contained;

          (iii) to add to the covenants of the Issuer, for the benefit of the Holders of the Notes, or to surrender any right or power herein conferred upon the Issuer;

          (iv) to convey, transfer, assign, mortgage or pledge any property to or with the Indenture Trustee;

          (v) (A) to cure any ambiguity, (B) to correct or supplement any provision herein or in any supplemental indenture that may be inconsistent with any other provisions herein or in any supplemental indenture or to conform the provisions hereof to those of the Offering Document, (C) to obtain or maintain a rating for a Class of Notes from a nationally recognized statistical rating organization, (D) to make any other provisions with respect to matters or questions arising under this Indenture; provided, however, that no such supplemental indenture entered into pursuant to clause (D) of this subparagraph (v) shall adversely affect in any material respect the interests of any Holder not consenting thereto;

          (vi) to evidence and provide for the acceptance of the appointment hereunder by a successor trustee with respect to the Notes and to add to or change any of the provisions of this Indenture as shall be necessary to facilitate the administration of the trusts hereunder by more than one trustee, pursuant to the requirements of Article VI; or

          (vii) to modify, eliminate or add to the provisions of this Indenture to such extent as shall be necessary to effect the qualification of this Indenture under the TIA or under any similar federal statute hereafter enacted and to add to this Indenture such other provisions as may be expressly required by the TIA.

provided, however, that no such supplemental indenture shall be entered into unless the Indenture Trustee shall have received an Opinion of Counsel stating that as a result of such supplemental indenture, the Trust will not be subject to federal income tax as long as an entity that qualifies as a REIT under the Code holds directly, or indirectly through one or more Qualified REIT Subsidiaries or a Disregarded Entity, a 100% ownership interest in the Ownership Certificates, and the Indenture Trustee receives an Officer's Certificate from the Holder of the Ownership Certificates that the Holder of the Ownership Certificates either qualifies as a REIT, a Qualified REIT Subsidiary or a Disregarded Entity under the Code and the Holder of the Ownership Certificates holds a 100% ownership Interest in the Ownership Certificates.

     The Indenture Trustee is hereby authorized to join in the execution of any such supplemental indenture and to make any further appropriate agreements and stipulations that may be therein contained.

     (b) A letter from each Rating Agency addressed and delivered to the Indenture Trustee to the effect that any supplemental indenture entered into pursuant to this Section 9.01 will not cause the then-current ratings on the Notes to be qualified, reduced or withdrawn shall constitute conclusive evidence that such amendment does not adversely affect in any material respect the interests of the Noteholders, and such letter shall be delivered to the Indenture Trustee prior to its execution of any supplemental indenture.

     Section 9.02. Supplemental Indentures with Consent of Noteholders. The Issuer, the Administrator and the Indenture Trustee, when authorized by an Issuer Order, also may, with prior notice to each Rating Agency and with the consent of the Holders of not less than 66-2/3% of the Voting Interests of the Notes, by Act of such Holders delivered to the Issuer and the Indenture Trustee, enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of the Notes under this Indenture; provided, however, that no such supplemental indenture shall, adversely affect the interests of the Noteholders without the consent of the Holder of each Outstanding Note affected thereby (i) reduce in any manner the amount of, or delay the timing of, payments in respect of any Note, (ii) alter the obligations of the Servicer to make an Advance or alter the servicing standards set forth in the Transfer and Servicing Agreement or the Servicing Agreement, (iii) reduce the aforesaid percentages of Notes the Holders of which are required to consent to any such supplemental indenture, without the consent of the Holders of all Notes affected thereby, or (iv) permit the creation of any lien ranking prior to or on a parity with the lien of this Indenture with respect to any part of the Collateral or, except as otherwise permitted or contemplated herein, terminate the lien of this Indenture on any property at any time subject hereto or deprive the Holder of any Note of the security provided by the lien of this Indenture and provided, further, that such action shall not, as evidenced by an Opinion of Counsel, subject the Trust to federal income tax as long as an entity that qualifies as a REIT under the Code holds directly, or indirectly through one or more Qualified REIT Subsidiaries or Disregarded Entities, a 100% ownership interest in the Ownership Certificates, and provided, further, that the Indenture Trustee receives an Officer's Certificate from the Holder of the Ownership Certificates that the Holder of the Ownership Certificates either qualifies as a REIT, a Qualified REIT Subsidiary or a Disregarded Entity under the Code and the Holder of the Ownership Certificates holds a 100% ownership Interest in the Ownership Certificates.

     The Indenture Trustee shall be entitled to conclusively rely on an Opinion of Counsel to determine whether or not any Notes would be affected by any supplemental indenture and any such determination shall be conclusive upon the Holders of all Notes, whether theretofore or thereafter authenticated and delivered hereunder.

     Not later than thirty (30) Business Days prior to the execution of any proposed supplemental indenture pursuant to this Section 9.02, the Indenture Trustee, at the expense of the Trust, shall mail to each of the Holders a copy of such proposed supplemental indenture.

     It shall not be necessary for any Act of Noteholders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

     Promptly after the execution by the Issuer and the Indenture Trustee of any supplemental indenture pursuant to this Section, the Indenture Trustee or the Administrator on its behalf shall mail or shall cause to be mailed to the Holders of the Notes to which such amendment or supplemental indenture relates and each Rating Agency a notice setting forth in general terms the substance of such supplemental indenture. Any failure of the Indenture Trustee or the Administrator on its behalf to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

     Section 9.03. Execution of Supplemental Indentures. In executing, or permitting the additional trusts created by, any supplemental indenture permitted by this Article IX or the modification thereby of the trusts created by this Indenture, the Indenture Trustee shall be entitled to receive, and subject to Section 6.02, shall be fully protected in relying upon, an Opinion of Counsel to the effect provided in Section 9.07. The Indenture Trustee may, but shall not be obligated to, enter into any such supplemental indenture that affects the Indenture Trustee's own rights, duties, liabilities or immunities under this Indenture or otherwise.

     Section 9.04. Effect of Supplemental Indenture. Upon the execution of any supplemental indenture pursuant to the provisions hereof, this Indenture shall be and shall be deemed to be modified and amended in accordance therewith with respect to the Notes affected thereby, and the respective rights, limitations of rights, obligations, duties, liabilities and immunities under this Indenture of the Indenture Trustee, the Issuer and the Holders of the Notes shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

     Section 9.05. Conformity with Trust Indenture Act. Every amendment of this Indenture and every supplemental indenture executed pursuant to this Article IX shall conform to the requirements of the Trust Indenture Act as then in effect so long as this Indenture shall then be qualified under the Trust Indenture Act.

     Section 9.06. Reference in Notes to Supplemental Indentures. Notes authenticated and delivered after the execution of any supplemental indenture pursuant to this Article IX may, and if required by the Administrator shall, bear a notation in a form approved by the Administrator as to any matter provided for in such supplemental indenture. If the Issuer or the Administrator shall so determine, new Notes so modified as to conform, in the opinion of the Administrator and the Issuer, to any such supplemental indenture may be prepared and executed by the Issuer and authenticated and delivered by the Administrator in exchange for Outstanding Notes.

     Section 9.07. Opinion of Counsel. In connection with any supplemental indenture pursuant to this Article IX, the Indenture Trustee shall be entitled to receive an Opinion of Counsel to the effect that such supplemental indenture is authorized or permitted by this Indenture and that all conditions precedent to the execution of such supplemental indenture in accordance with the relevant provisions of this Article IX have been met.

     Nothing in this Section shall be construed to require that any Person obtain the consent of the Indenture Trustee to any amendment or waiver or any provision of any document where the making of such amendment or the giving of such waiver without obtaining the consent of the Indenture Trustee is not prohibited by this Indenture or by the terms of the document that is the subject of the proposed amendment or waiver.

                                    ARTICLE X

                               REDEMPTION OF NOTES

     Section 10.01. Redemption. The Notes are subject to redemption pursuant to
Section 9.1 of the Transfer and Servicing Agreement. The Issuer shall furnish each Rating Agency, the Indenture Trustee and the Administrator notice of such redemption. If any Notes are to be redeemed pursuant to Section 9.1 of the Transfer and Servicing Agreement, the holder of the Ownership Certificates or the Servicer, as applicable, shall furnish notice of its exercise of its option to redeem the applicable Notes to the Indenture Trustee and the Administrator not later than 10 days prior to the applicable Redemption Date and the party exercising its option to redeem such Notes shall deposit by 10:00 A.M. New York City time on the applicable Redemption Date with the Administrator in the Note Payment Account the Redemption Price of the Notes to be redeemed, whereupon all such applicable Notes shall be due and payable on the applicable Redemption Date upon the furnishing of a notice complying with Section 10.02 hereof to each Holder of the Notes.

     Section 10.02. Form of Redemption Notice. Notice of redemption under
Section 10.01 shall be given by the Administrator on behalf of the Indenture Trustee by first-class mail, postage prepaid, or by facsimile mailed or transmitted not later than 5 days prior to the applicable Redemption Date to each Holder of Notes, as of the close of business on the Record Date preceding the applicable Redemption Date, at such Holder's address or facsimile number appearing in the Note Register.

     All notices of redemption shall state:

          (i) the Redemption Date;

          (ii) the Redemption Price; and

          (iii) the place where such Notes are to be surrendered for payment of the Redemption Price (which shall be the office or agency of the Issuer to be maintained as provided in Section 3.02).

     Notice of redemption of the Notes shall be given by the Administrator on behalf of the Indenture Trustee in the name and at the expense of the Issuer. Failure to give notice of redemption, or any defect therein, to any Holder of any Note shall not impair or affect the validity of the redemption of any other Note.

     Section 10.03. Notes Payable on Redemption Date. The applicable Notes or portions thereof to be redeemed shall, following notice of redemption as required under Section 10.02 (in the case of redemption pursuant to Section 10.01) and remittance to the Administrator of the Redemption Price as required under Section 10.01, on the applicable Redemption Date become due and payable at the Redemption Price and (unless the Issuer shall default in the payment of the Redemption Price) no interest shall accrue on the Redemption Price for any period after the date to which accrued interest is calculated for purposes of calculating the Redemption Price.

                                   ARTICLE XI

                                  MISCELLANEOUS

     Section 11.01. Compliance Certificates and Opinions, etc. Upon any application or request by the Issuer to the Indenture Trustee to take any action under any provision of this Indenture, the Issuer shall furnish to the Indenture
Trustee: (i) an Officer's Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with, (ii) an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, and
(iii) (if required by the TIA) an Independent Certificate from a firm of certified public accountants meeting the applicable requirements of this Section, except that, in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture, no additional certificate or opinion need be furnished.

     Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

          (i) a statement that each signatory of such certificate or opinion has read or has caused to be read such covenant or condition and the definitions herein relating thereto;

          (ii) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

          (iii) a statement that, in the opinion of each such signatory, such signatory has made such examination or investigation as is necessary to enable such signatory to express an informed opinion as to whether or not such covenant or condition has been complied with; and

          (iv) a statement as to whether, in the opinion of each such signatory, such condition or covenant has been complied with.

     Section 11.02. Form of Documents Delivered to Indenture Trustee. In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

     Any certificate of an Authorized Officer or Opinion of Counsel may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which such officer's certificate or opinion is based are erroneous. Any such certificate of an Authorized Officer or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Seller, the Master Servicer, the Servicer, the Depositor, the Issuer or the Administrator, stating that the information with respect to such factual matters is in the possession of the Seller, the Master Servicer, the Servicer, the Depositor, the Issuer or the Administrator, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

     Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

     Whenever in this Indenture, in connection with any application or certificate or report to the Indenture Trustee, it is provided that the Issuer shall deliver any document as a condition of the granting of such application, or as evidence of the Issuer's compliance with any term hereof, it is intended that the truth and accuracy, at the time of the granting of such application or at the effective date of such certificate or report (as the case may be), of the facts and opinions stated in such document shall in such case be conditions precedent to the right of the Issuer to have such application granted or to the sufficiency of such certificate or report. The foregoing shall not, however, be construed to affect the Indenture Trustee's right to rely upon the truth and accuracy of any statement or opinion contained in any such document as provided in Article VI.

     Section 11.03. Acts of Noteholders. (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Noteholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Noteholders in person or by agents duly appointed in writing; and except as herein otherwise expressly provided such action shall become effective when such instrument or instruments are delivered to the Indenture Trustee and, where it is hereby expressly required, to the Issuer. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Noteholders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 6.01) conclusive in favor of the Indenture Trustee and the Issuer, if made in the manner provided in this Section.

     (b) The fact and date of the execution by any person of any such instrument or writing may be proved in any manner that the Indenture Trustee deems sufficient.

     (c) The ownership of Notes shall be proved by the Note Register.

     (d) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Notes shall bind the Holder of every Note issued upon the registration thereof or in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered to be done by the Indenture Trustee or the Issuer in reliance thereon, whether or not notation of such action is made upon such Note.

     Section 11.04. Notices, etc., to Indenture Trustee, Administrator, Issuer and Rating Agencies. Any request, demand, authorization, direction, notice, consent, waiver or Act of Noteholders or other documents provided or permitted by this Indenture shall be in writing and if such request, demand, authorization, direction, notice, consent, waiver or act of Noteholders is to be made upon, given or furnished to or filed with:

          (i) the Indenture Trustee by any Noteholder or by the Issuer shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Indenture Trustee at its Corporate Trust Office, or

          (ii) the Administrator by the Indenture Trustee, any Noteholder or by the Issuer shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Administrator at its Corporate Trust Office, or

          (ii) the Issuer by the Indenture Trustee, the Administrator, or any Noteholder shall be sufficient for every purpose hereunder if in writing and mailed first-class, postage prepaid to the Issuer addressed to the address provided in the Transfer and Servicing Agreement, or at any other address previously furnished in writing to the Indenture Trustee by the Issuer or the Administrator. The Issuer shall promptly transmit any notice received by it from the Noteholders to the Indenture Trustee.

     Notices required to be given to the Rating Agencies by the Issuer, the Indenture Trustee, the Administrator or the Owner Trustee shall be in writing, personally delivered or mailed by certified mail, return receipt requested, to the address provided in the Transfer and Servicing Agreement or such other address as shall be designated by written notice to the other parties.

     Section 11.05. Notices to Noteholders; Waiver. Where this Indenture provides for notice to Noteholders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class, postage prepaid to each Noteholder affected by such event, at such Holder's address as it appears on the Note Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Noteholders is given by mail, neither the failure to mail such notice nor any defect in any notice so mailed to any particular Noteholder shall affect the sufficiency of such notice with respect to other Noteholders, and any notice that is mailed in the manner herein provided shall conclusively be presumed to have been duly given.

     Where this Indenture provides for notice in any manner, such notice may be waived in writing by any Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Noteholders shall be filed with the Indenture Trustee but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such a waiver.

     In case, by reason of the suspension of regular mail service as a result of a strike, work stoppage or similar activity, it shall be impractical to mail notice of any event to Noteholders when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be satisfactory to the Indenture Trustee shall be deemed to be a sufficient giving of such notice.

     Where this Indenture provides for notice to the Rating Agencies, failure to give such notice shall not affect any other rights or obligations created hereunder, and shall not under any circumstance constitute a Default or Event of Default.

     Section 11.06. Conflict with Trust Indenture Act. If any provision hereof limits, qualifies or conflicts with another provision hereof that is required to be included in this Indenture by any of the provisions of the Trust Indenture Act, such required provision shall control.

     The provisions of TIA Sections 310 through 317 that impose duties on any person (including the provisions automatically deemed included herein unless expressly excluded by this Indenture) are a part of and govern this Indenture, whether or not physically contained herein.

     Section 11.07. Effect of Headings and Table of Contents. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

     Section 11.08. Successors and Assigns. All covenants and agreements in this Indenture and the Notes by the Issuer shall bind its successors and assigns, whether so expressed or not. All agreements of the Indenture Trustee in this Indenture shall bind its successors, co-trustees and agents.

     Section 11.09. Severability. In case any provision in this Indenture or in the Notes shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     Section 11.10. Benefits of Indenture and Consents of Noteholders. Nothing in this Indenture or in the Notes, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, the Owner Trustee and the Noteholders, any benefit or any legal or equitable right, remedy or claim under this Indenture. Each Noteholder and Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, consents to and agrees to be bound by the terms and conditions of this Indenture.

     Section 11.11. Legal Holidays. In any case where the date on which any payment is due shall not be a Business Day, then (notwithstanding any other provision of the Notes or this Indenture) payment need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the date on which nominally due, and no interest shall accrue for the period from and after any such nominal date.

     Section 11.12. Governing Law. THIS INDENTURE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

     Section 11.13. Counterparts. This Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

     Section 11.14. Recording of Indenture. If this Indenture is subject to recording in any appropriate public recording offices, such recording is to be effected by the Issuer and at its expense accompanied by an Opinion of Counsel reasonably acceptable to the Issuer to the effect that such recording is necessary either for the protection of the Noteholders or any other Person secured hereunder or for the enforcement of any right or remedy granted to the Indenture Trustee under this Indenture.

     Section 11.15. Trust Obligations. (a) No recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the Notes or under this Indenture or any certificate or other writing delivered in connection herewith or therewith, against (i) the Indenture Trustee or the Owner Trustee in their respective individual capacities, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director, employee or agent of the Indenture Trustee or the Owner Trustee in its respective individual capacity, any holder of a beneficial interest in the Issuer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Indenture Trustee and the Owner Trustee have no such obligations in their respective individual capacities) and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity. For all purposes of this Indenture, in the performance of any duties or obligations of the Issuer hereunder, the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Articles VI, VII and VIII of the Trust Agreement.

     (b) In addition, (i) this Indenture is executed and delivered by Wilmington Trust Company, not individually or personally but solely as Owner Trustee, in the exercise of the powers and authority conferred and vested in it, (ii) each of the representations, undertakings and agreements herein made on the part of the Issuer or the Owner Trustee is made and intended not as personal representations, undertakings and agreements by Wilmington Trust Company but is made and intended for the purpose for binding only the Trust, (iii) nothing herein contained shall be construed as creating any liability on Wilmington Trust Company, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the Indenture Trustee and by any Person claiming by, through or under the Indenture Trustee, and (iv) under no circumstances shall Wilmington Trust Company be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Indenture or the Operative Documents.

     Section 11.16. No Petition. The Indenture Trustee, by entering into this Indenture, and each Noteholder, by accepting a Note or interest therein, hereby covenant and agree that they will not at any time institute against the Depositor or the Issuer, or join in any institution against the Depositor or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, this Indenture or any of the Operative Documents.

     Section 11.17. Inspection. The Issuer agrees that, on reasonable prior notice, it will permit any representative of the Indenture Trustee, during the Issuer's normal business hours, to examine all the books of account, records, reports and other papers of the Issuer, to make copies and extracts therefrom, to cause such books to be audited by Independent Public Accountants, and to discuss the Issuer's affairs, finances and accounts with the Issuer's officers, employees and Independent certified public accountants, all at such reasonable times and as often as may be reasonably requested. The Indenture Trustee shall, and shall cause its representatives to, hold in confidence all such information except to the extent disclosure may be required by law (and all reasonable applications for confidential treatment are unavailing) and except to the extent that the Indenture Trustee may reasonably determine that such disclosure is consistent with its obligations hereunder.

     Section 11.18. Agreements of Noteholders. Each Noteholder, by accepting a Note, hereby acknowledges and agrees that, to the extent that the Noteholders are deemed to have any interest in any assets of the Depositor that constitute the assets of the trust for any other series of securities with respect to which the Depositor acts as depositor:

     (a) the interest of the Noteholders in such assets is subordinate to claims or rights of the holders of such other series of securities to such assets; and

     (b) this Indenture constitutes a subordination agreement for purposes of
Section 510(a) of the Bankruptcy Code.

     IN WITNESS WHEREOF, the Issuer, the Administrator and the Indenture Trustee have caused this Indenture to be duly executed by their respective officers, thereunto duly authorized and duly attested, all as of the day and year first above written.

                                   AEGIS ASSET BACKED SECURITIES TRUST 2006-1,
                                      as Issuer

                                   By: WILMINGTON TRUST COMPANY, not in its
                                       individual capacity but solely as Owner
                                       Trustee


                                      By:  /s/ Robert J. Perkins
                                          --------------------------------------
                                      Name:  Robert J. Perkins
                                      Title: Sr. Financial Services Officer


                                   WELLS FARGO BANK, N.A., not in its individual
                                      capacity but solely as Administrator


                                      By:  /s/ Stacey M. Taylor
                                          --------------------------------------
                                      Name:  Stacey M. Taylor
                                      Title: Vice President


                                   DEUTSCHE BANK NATIONAL TRUST COMPANY, not in
                                      its individual capacity but solely as
                                      Indenture Trustee


                                      By:  /s/ Karlene Benvenuto
                                          --------------------------------------
                                      Name:  Karlene Benvenuto
                                      Title: Authorized Signer

                                    EXHIBIT A

                                 FORMS OF NOTES

                                   EXHIBIT B-1

                       FORM OF RULE 144A INVESTMENT LETTER

                                                                ________________
                                                                      date
Wells Fargo Bank, N.A.
   as Note Registrar
Sixth Street and Marquette Avenue
Minneapolis, Minnesota 55479

     Re: Aegis Asset Backed Securities Trust 2006-1 Mortgage Backed Notes,
         Class N_

Ladies and Gentlemen:

     In connection with our acquisition of the above-referenced Notes (the "Notes") we certify that (a) we understand that the Notes have not been registered under the Securities Act of 1933, as amended (the "Act"), or any state securities laws and are being transferred to us in a transaction that is exempt from the registration requirements of the Act and any such laws, (b) we have such knowledge and experience in financial and business matters that we are capable of evaluating the merits and risks of investments in the Notes, (c) we have had the opportunity to ask questions of and receive answers from Aegis Asset Backed Securities Corporation (the "Depositor") concerning the purchase of the Notes and all matters relating thereto or any additional information deemed necessary to our decision to purchase the Notes, (d) we have not, nor has anyone acting on our behalf, offered, transferred, pledged, sold or otherwise disposed of the Notes or any interest in the Notes, or solicited any offer to buy, transfer, pledge or otherwise dispose of the Notes or any interest in the Notes from any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action that would constitute a payment of the Notes under the Act or that would render the disposition of the Notes a violation of Section 5 of the Act or any state securities laws or require registration pursuant thereto, and we will not act, or authorize any person to act, in such manner with respect to the Notes, (e) we are a "qualified institutional buyer" as that term is defined in Rule 144A under the Act ("Rule 144A"). We are aware that the sale to us is being made in reliance on Rule 144A.

     We are acquiring the Notes for our own account or for resale pursuant to Rule 144A and understand that such Notes may be resold, pledged or transferred only (1) to a person reasonably believed to be a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A or (2) pursuant to another exemption from registration under the Act.

     We hereby acknowledge that under the terms of the Indenture among Aegis Asset Backed Securities Trust 2006-1, as Issuer, Wells Fargo Bank, N.A., as Administrator, and


                                      B-1-1

Deutsche Bank National Trust Company, as Indenture Trustee, dated as of October 1, 2006, no transfer of the Notes shall be permitted to be made to any person unless the Note Registrar has received a certificate from such transferee in the form hereof.

     We hereby indemnify the Depositor, Indenture Trustee, the Note Registrar and the Trust against any liability that may result to either of them if our transfer or other disposition of any Notes (or any interest therein) is not exempt from the registration requirements of the Act and any applicable state securities laws or is not made in accordance with such federal and state laws, the provisions of this certificate or the applicable provisions of the Indenture.

                                   Very truly yours,


                                   ---------------------------------------------
                                              Print Name of Purchaser


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                      B-1-2

                                   EXHIBIT B-2

                     FORM OF NON-RULE 144A INVESTMENT LETTER

                                                                ________________
                                                                      date
Wells Fargo Bank, N.A.
   as Note Registrar
Sixth Street and Marquette Avenue
Minneapolis, Minnesota 55479

          Re: Aegis Asset Backed Securities Trust 2006-1 Mortgage Backed Notes, Class N_

Ladies and Gentlemen:

     In connection with our acquisition of the above-referenced Notes (the "Notes") we certify that (a) we understand that the Notes have not been registered under the Securities Act of 1933, as amended (the "Act"), or any state securities laws and are being transferred to us in a transaction that is exempt from the registration requirements of the Act and any such laws, (b) we have had the opportunity to ask questions of and receive answers from the Depositor concerning the purchase of the Notes and all matters relating thereto or any additional information deemed necessary to our decision to purchase the Notes, (c) we are acquiring the Notes for investment for our own account and not with a view to any payment of such Notes (but without prejudice to our right at all times to sell or otherwise dispose of the Notes in accordance with clause
(e) below), (d) we have not offered or sold any Notes to, or solicited offers to buy any Notes from, any person, or otherwise approached or negotiated with any person with respect thereto, or taken any other action that would result in a violation of Section 5 of the Act or any state securities laws and (e) we will not sell, transfer or otherwise dispose of any Notes unless (1) such sale, transfer or other disposition is made pursuant to an effective registration statement under the Act and in compliance with any relevant state securities laws or is exempt from such registration requirements and, if requested, we will at our expense provide an opinion of counsel satisfactory to the addressees of this certificate that such sale, transfer or other disposition may be made pursuant to an exemption from the Act, (2) the purchaser or transferee of such Note has executed and delivered to you a certificate to substantially the same effect as this certificate and (3) the purchaser or transferee has otherwise complied with any conditions for transfer set forth in the Indenture dated as of October 1, 2006 (the "Indenture"), among Aegis Asset Backed Securities Trust 2006-1, as issuer, Wells Fargo Bank, N.A., as administrator, and Deutsche Bank National Trust Company, as indenture trustee.

     We hereby acknowledge that under the terms of the Indenture, no transfer of the Notes shall be permitted to be made to any person unless the Note Registrar has received a certificate from such transferee in the form hereof.

     We hereby indemnify the Depositor, Indenture Trustee, the Note Registrar and the Trust against any liability that may result to either of them if our transfer or other disposition of any


                                      B-2-1

Notes (or any interest therein) is not exempt from the registration requirements of the Act and any applicable state securities laws or is not made in accordance with such federal and state laws, the provisions of this certificate or the applicable provisions of the Indenture.

                                   Very truly yours,


                                   ---------------------------------------------
                                              Print Name of Purchaser


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                      B-2-2

                                    EXHIBIT C

                        FORM OF ERISA TRANSFER AFFIDAVIT

                                                                ________________
                                                                      date

STATE OF NEW YORK  )
                   ) ss.:
COUNTY OF NEW YORK )


     Re:  Aegis Asset Backed Securities Trust 2006-1 Mortgage Backed Notes

     1. The undersigned is the ______________________ of (the "Investor"), a [corporation duly organized] and existing under the laws of __________, on behalf of which he makes this affidavit.

     2. Either (i) the Investor is not, and on ___________ [date of transfer] will not be, acquiring the Notes for, or on behalf of, an employee benefit plan or other retirement arrangement that is subject to Section 406 of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or to Section 4975 of the Internal Revenue Code of 1986, as amended (or to any substantially similar law ("Similar Law")) or any entity deemed to hold the plan assets of the foregoing (a "Benefit Plan") or (ii) the Investor's acquisition and holding of the Notes for, or on behalf of, a Benefit Plan will not result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code which is not covered under Prohibited Transaction Class Exemption ("PTCE") 84-14, PTCE 90-1, PTCE 91-38, PTCE 95-60, PTCE 96-23, the non-fiduciary service provider exemption under Section 408(b)(17) of ERISA or some other applicable exemption, and will not result in a non-exempt violation of any Similar Law.

     3. The Investor hereby acknowledges that under the terms of the Indenture among Aegis Asset Backed Securities Trust 2006-1, as Issuer, Wells Fargo Bank, N.A., as Administrator, and Deutsche Bank National Trust Company, as Indenture Trustee, dated as of October 1, 2006, no transfer of any Note shall be permitted to be made to any person unless the Administrator has received a certificate from such transferee in the form hereof.

     IN WITNESS WHEREOF, the Investor has caused this instrument to be executed on its behalf, pursuant to proper authority, by its duly authorized officer, duly attested, this ____ day of _______________, 20__.


                                   ---------------------------------------------
                                       [Investor]


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:

ATTEST:

_________________________________

STATE OF      )
              ) ss.:
COUNTY OF     )

          Personally appeared before me the above-named ___________________, known or proved to me to be the same person who executed the foregoing instrument and to be the _________________ of the Investor, and acknowledged that he executed the same as his free act and deed and the free act and deed of the Investor.

          Subscribed and sworn before me this _____ day of ___________ 20___.


                                   ---------------------------------------------
                                   NOTARY PUBLIC

                                   My commission expires the
                                   ____ day of __________, 20__.


                                       C-2